Filed pursuant to Rule 497

Registration Statement No. 333-127974

PROSPECTUS SUPPLEMENT	TO THE PROSPECTUS DATED NOVEMBER 22, 2005

5,000,000 Shares

Technology Investment Capital Corp.

Common Stock

We are offering for sale 5,000,000 shares of our common stock, par value $0.01 per share. Our common stock is traded on the Nasdaq National Market under the symbol “TICC.” The last reported sales price for our common stock on December 7, 2005 was $14.50 per share.

Please read this prospectus supplement, and the accompanying prospectus, before investing, and keep it for future reference. The prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. We have filed additional information about us with the Securities and Exchange Commission (http://www.sec.gov), which is available free of charge by contacting Technology Investment Capital Corp. at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275 or on our website (http://www.ticc.com). The information on our website does not constitute a part of this prospectus supplement.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “ Risk factors” beginning on page 8 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

	Per Share	Total
Public Offering Price	$14.50	$72,500,000
Underwriting Discounts and Commissions	$0.725	$3,625,000
Proceeds to Technology Investment Capital Corp. (1)	$13.775	$68,875,000

(1)	Before deducting expenses payable by us estimated to be $539,260.

The underwriters are offering the shares of our common stock as described in “Underwriting.” The underwriters expect to deliver the shares to purchasers on or about December 13, 2005.

Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have granted the underwriters a 30-day option to purchase up to 750,000 additional shares of our common stock at the public offering price, less the underwriting discounts and commissions, to cover over-allotments.

Wachovia Securities

Sole Book-Running Manager

RBC Capital Markets

Stifel Nicolaus

BB&T Capital Markets

A division of Scott & Stringfellow, Inc.

The date of this prospectus supplement is December 7, 2005.

Prospectus Supplement

Prospectus

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of their respective dates. Our business, financial condition, results of operations and prospects may have changed since those dates.

In this prospectus supplement and the accompanying prospectus, except where the context requires otherwise, the terms “TICC,” the “Company,” “we,” “us” and “our” refer to Technology Investment Capital Corp.; “TIM” and “investment adviser” refers to Technology Investment Management, LLC; and “BDC Partners” refers to BDC Partners, LLC.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus supplement and the accompanying prospectus contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

•	an economic downturn could impair our customers’ ability to repay our loans and increase our non-performing assets,

•	an economic downturn could disproportionately impact the technology-related industry in which we concentrate causing us to suffer losses in our portfolio and experience diminished demand for capital in this industry sector,

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities,

•	interest rate volatility could adversely affect our results, and

•	the risks, uncertainties and other factors we identify in this prospectus supplement, the accompanying prospectus, including the “Risk factors” section in the accompanying prospectus, and elsewhere in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement and the accompany prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in the “Risk factors” section of the accompanying prospectus, and elsewhere in this prospectus supplement and the accompanying prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus supplement or the accompanying prospectus, as appropriate.

FEES AND EXPENSES

The following table is intended to assist prospective investors in understanding the costs and expenses that an investor in an offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Our common stockholders will bear such fees or expenses as investors in TICC.

Stockholder Transaction Expenses

Sales load (as a percentage of offering price)	5.00%	(1)
Offering expenses (as a percentage of offering price)	0.74%	(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses (as a percentage of offering price)	5.74%

Annual Expenses (as a percentage of net assets attributable to common stock)

Management fees	2.38%	(4)
Incentive fees payable under our investment advisory agreement	0.06%	(5)
Interest payments on borrowed funds	1.26%	(6)
Other expenses (estimated)	1.50%

Total annual expenses (estimated)	5.20%	(7)

(1)	Represents the underwriting discounts and commissions with respect to the shares to be sold by us in this offering.
(2)	Calculated based upon the public offering price of $14.50.
(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.”
(4)	Our management fee is based on gross assets; estimate of management fee assumes net assets of $182.0 million and leverage of $35.0 million. See “Management — Investment advisory agreement” in the accompanying prospectus.
(5)	Assumes that annual incentive fees earned by our investment advisor, TIM, remain consistent with the incentive fees earned by TIM to date during the fiscal year ending December 31, 2005. To date, TIM has earned incentive fees of approximately $101,818. However, we expect to realize a gain of approximately $966,000 for the fourth quarter of 2005, which may trigger the payment of additional incentive fees, to the extent such realized gain is not otherwise offset by realized losses or unrealized depreciation incurred by us during the current year. See “Management’s discussion and analysis of financial condition and results of operations-Recent developments” in the accompanying prospectus. In subsequent years, incentive fees would increase if, and to the extent that, we earn greater interest income through our investments in portfolio companies and realize additional capital gains upon the sale of warrants or other equity investments in such companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of pre-incentive fee net investment income over an annual hurdle rate (equal to the interest rate payable on a five-year U.S. Treasury Note plus 5%). The second part of the incentive fee equals 20.0% of our net realized capital gains for the calendar year less any unrealized capital losses for such year and will be payable at the end of each calendar year beginning December 31, 2004. For a more detailed discussion of the calculation of this fee, see “Management — Investment advisory agreement” in the accompanying prospectus.

(6)	Assumes we maintain our September 30, 2005 level of leverage. We currently have $100 million available to us under a credit facility, of which we have borrowed $35 million as of September 30, 2005. See “Management’s discussion and analysis of financial condition and results of operations — Liquidity and capital resources” in the accompanying prospectus. The following table sets forth our estimated annual expenses assuming no outstanding leverage.

Management fees	2.00%
Incentive fees payable under our investment advisory agreement	0.06%
Interest payments on borrowed funds	0.00%
Other expenses (estimated)	1.50%

Total annual expenses (estimated)	3.56%

Leverage allows us to increase our portfolio investments, but also increases the fees and expenses borne by our common stockholders, including the management fee payable to our investment adviser, TIM. See “Risk factors — Risks relating to our business and structure — We may borrow money, which may magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us” in the accompanying prospectus.
(7)	“Total annualized expenses” is the sum of the management fees and incentive fees payable under our investment advisory agreement, interest payments on borrowed funds, and other expenses, all of which are borne by our common stockholders. This figure is higher than the same amount would be for a company that is not leveraged.

EXAMPLE

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we assumed that we would have no additional leverage above our current level and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would have to pay the following expenses on a $1,000 investment, assuming a 5% annual return	$106	$202	$299	$539

The above example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including leverage and other expenses) may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory agreement, which, assuming a 5% annual return, would either not be payable or have a de minimis effect, is not included in the example. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher.

In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend reinvestment plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

THE COMPANY

We are a specialty finance company principally providing capital to primarily non-public small- and medium-sized technology-related companies. Technology-related companies are businesses that operate in the following sectors: software, Internet, IT services, media, telecommunications, semiconductors, hardware and technology-enabled services. As of September 30, 2005, we had investments totaling approximately $233.8 million (consisting of approximately $217.8 million in funded capital, including unrealized capital appreciation, and $16.0 million in committed capital) in 20 portfolio companies.

Our investment objective is to maximize our portfolio’s total return, principally by investing in the debt and/or equity securities of technology-related companies. Our primary focus is on seeking current income by investing in debt securities. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt or equity investments in technology-related companies.

Our capital is generally used by our portfolio companies to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on extensive analysis of potential portfolio companies’ business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property.

Our investment activities are managed by TIM. TIM is an investment adviser registered under the Investment Advisers Act of 1940, which we refer to as the Advisers Act. TIM is owned by BDC Partners, its managing member, and Royce & Associates, LLC, or Royce & Associates. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners, and Charles M. Royce, our non-executive Chairman, is President of Royce & Associates. Under the investment advisory agreement, we have agreed to pay TIM an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management — Investment advisory agreement” in the accompanying prospectus.

We were founded in July 2003 and completed an initial public offering of shares of our common stock in November 2003. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, which we refer to as the 1940 Act. As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. See “Regulation as a business development company” in the accompanying prospectus. Nevertheless, after meeting the 70% investment requirement, we generally intend to invest in securities that are consistent with our purpose as a business development company, regardless of whether such securities are issued by eligible portfolio companies. Further, the incentive fee payable to our investment adviser will be calculated in part based upon the performance of our total portfolio of investments, including any investments we may make other than in eligible portfolio companies. In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, which we refer to as the Code.

We intend to concentrate in the technology-related sector and seek to invest, under normal circumstances, at least 80% of the value of our net assets, plus the amount of any borrowings for investment purposes, in technology-related companies.

Our headquarters are at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut and our telephone number is (203) 983-5275.

USE OF PROCEEDS

We estimate that the net proceeds from the sale of the 5,000,000 shares of our common stock that we are offering, after deducting estimated expenses of this offering payable by us, will be approximately $68.3 million (or $78.7 million, if the over-allotment is exercised in full), based upon a public offering price of $14.50 per share. We intend to use a portion of the net proceeds from selling the shares of our common stock to repay indebtedness owed under our current revolving credit facility. At December 7, 2005, we had approximately $25 million outstanding under our revolving credit facility, with an interest rate of 6.89%. We intend to use the remaining net proceeds from this offering to originate loans and make investments in technology-related companies in accordance with our investment objective, and for general corporate purposes.

We estimate that it will take up to one year for us to substantially invest the remaining net proceeds of this offering, after repayment of outstanding borrowings under our credit facility, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal.

Pending these uses, and after repayment of outstanding borrowings under our credit facility, we will invest the remaining net proceeds primarily in cash, cash equivalents, and U.S. government securities and other high-quality debt investments that mature in one year or less. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities.

CAPITALIZATION

The following table sets forth our cash and capitalization as of September 30, 2005 (i) on an actual basis and (ii) as adjusted to reflect the effects of the sale of 5,000,000 shares of our common stock in this offering at an offering price of $14.50 per share, and our receipt of the estimated net proceeds from that sale. You should read this table together with “Use of Proceeds” set forth in this prospectus supplement, and “Management’s discussion and analysis of financial condition and results of operations” and our financial statements and notes thereto included in the accompanying prospectus.

	As of September 30, 2005
	Actual	As Adjusted For December 2005 Offering (1)
Cash and cash equivalents	$3,431,313	$36,767,053

Short-term borrowings under credit facility (2)	$35,000,000	$—

Common stock, par value $0.01 per share; 100,000,000 shares authorized, 13,463,852 shares issued and outstanding, 18,463,852 shares issued and outstanding, as adjusted, respectively	134,639	184,639
Capital in excess of par value	183,747,348	252,033,088
Accumulated net investment income	2,455,071	2,455,071
Net unrealized appreciation on investments	239,000	239,000

Total stockholders’ equity	186,576,058	254,911,798

Total capitalization	$221,576,058	$254,911,798

(1)	Does not include the underwriters’ over-allotment option of 750,000 shares.
(2)	Balance on credit facility was approximately $25 million as of December 7, 2005.

UNDERWRITING

Wachovia Capital Markets, LLC is acting as the representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement, dated the date of this prospectus supplement, among us and the underwriters, we are selling an aggregate of 5,000,000 shares of our common stock to the underwriters, and each underwriter named below, through their representative, has severally agreed to purchase from us the number of shares set forth opposite the underwriter’s name.

Underwriter	Number of Shares
Wachovia Capital Markets, LLC	2,500,000
RBC Capital Markets Corporation.	1,250,000
Stifel, Nicolaus & Company, Incorporated	875,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	375,000

Total	5,000,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all shares shown in the table above if any of the shares are purchased.

The underwriters propose to offer the shares to the public at the public offering price set forth on the cover page of this prospectus supplement and to dealers at the public offering price less a concession not to exceed $.435 per share. The underwriters may allow, and dealers may re-allow, a discount not in excess of $.10 per share to other dealers. If all of the shares are not sold at the initial public offering price, the public offering price and other selling terms may change.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement. The underwriters have reserved the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Over-allotment Option

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to 750,000 additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Commissions and Discounts

The following table shows the underwriting discount that we are to pay to the underwriters in connection with this offering. This information assumes either no exercise or full exercise by the underwriters of their over-allotment option. Based on this assumption, we would receive proceeds of approximately $68.3 million, net of the underwriting discount and offering expenses (or $78.7 million, if the over-allotment is exercised in full). We estimate that our portion of the total expenses of this offering, net of the underwriting discount, will be $539,260.

		Total
	Per Share	No Exercise	Full Exercise
Public Offering Price	$14.50	$72,500,000	$83,375,000
Underwriting Discount	$0.725	$3,625,000	$4,168,750
Proceeds, before expenses, to us	$13.775	$68,875,000	$79,206,250

Indemnity

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Lock-Up

We, TIM and BDC Partners have agreed that neither we, our officers and directors, TIM nor BDC Partners will, subject to certain exceptions, offer, sell, contract to sell, grant any option to purchase or otherwise dispose of any of our shares of our common stock or any securities convertible into or exercisable or exchangeable for shares of our common stock, or warrants to purchase shares of our common stock, and not to take certain other actions relating to our shares of common stock, for a period of 90 days after the date of this prospectus supplement without the prior written consent of Wachovia Capital Markets, LLC.

Stabilization

In connection with the offering, Wachovia Capital Markets, LLC, on behalf of the underwriters, may purchase and sell shares of our common stock in the open market. These transactions may include short sales, covering transactions and stabilizing transactions. Short sales involve sales of our common stock in excess of the number of shares to be purchased by the underwriters in the offering, which creates a short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered short position involve either purchases of the common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market, while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from other broker-dealers participating in the offering when the representatives repurchase shares originally sold by the broker-dealer in order to cover short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the common stock. They may also cause the price of the common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the Nasdaq National Market or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, the underwriters may discontinue them at any time.

In addition, in connection with this offering, the underwriters may engage in passive market making transactions in the common stock on the Nasdaq National Market, prior to the pricing and completion of the offering. Passive market making consists of displaying bids on the Nasdaq National Market no higher than the bid prices of independent market makers and making purchases at prices no higher than those independent bids and effected in response to order flow. Net purchases by a passive market maker on each day are limited to a specified percentage of the passive market maker’s average daily trading volume in the common stock during a specified period and must be discontinued when that limit is reached. Passive market making may cause the price of the common stock to be higher than the price that otherwise would exist in the open market in the absence of those transactions. If the underwriters commence passive market making transactions, the underwriters may discontinue them at any time.

The Nasdaq National Market Listing

Our common stock is quoted on the Nasdaq National Market under the symbol “TICC.”

Other Relationships

Certain of the underwriters have performed investment banking and advisory services for us from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business.

Certain of the net proceeds from the sale of our common stock, not including underwriting compensation, will be paid to an affiliate of RBC Capital Markets Corporation, an underwriter, in connection with the repayment of debt owed under the amended senior secured revolving credit facility. Accordingly, this offering is being conducted pursuant to Rule 2710(h) of the National Association of Securities Dealers, Inc.

Electronic Prospectus Delivery

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. In connection with this offering, certain of the underwriters or securities dealers may distribute prospectuses electronically. The representative may agree to allocate a number of shares of our common stock to underwriters for sale to their online brokerage account holders. The representatives will allocate shares of our common stock to underwriters that may make Internet distributions on the same basis as other allocations. Other than the prospectus in electronic format, the information on any of these websites and any other information contained on a website maintained by an underwriter or syndicate member is not part of this prospectus.

The principal business address of Wachovia Capital Markets, LLC is One Wachovia Center, 301 South College Street, Charlotte, NC 28288. The principal business address of RBC Capital Markets Corporation is One Liberty Plaza, New York, NY 10006.

LEGAL MATTERS

Certain legal matters with respect to the validity of the shares of common stock we are offering will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters related to the offering will be passed upon for the underwriters by Hunton & Williams LLP.

PROSPECTUS

          Up to 10,000,000 Shares of Common Stock

Technology Investment Capital Corp.

We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. We are principally engaged in providing capital to primarily non-public small to mid-size technology-related companies. Our investment objective is to maximize our portfolio’s total return, principally by investing in the debt and/or equity securities of technology-related companies.

We may offer, from time to time, up to 10,000,000 shares of our common stock in one or more offerings.

The shares of our common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus. The offering price per share of our common stock will not be less than the net asset value per share of our common stock at the time we make the offering.

Our common stock is traded on the Nasdaq National Market under the symbol “TICC.” On November 18, 2005, the last reported sales price on the Nasdaq National Market for our common stock was $15.50 per share.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “ Risk Factors” on page 8 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our common stock. We have filed additional information about us with the Securities and Exchange Commission (http://www.sec.gov), which is available free of charge by contacting Technology Investment Capital Corp. at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275 or on our website (http://www.ticc.com).

The date of this prospectus is November 22, 2005.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus as if we had authorized it. We are offering to sell, and seeking offers to buy, shares of common stock only in jurisdictions where offers and sales are permitted.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to 10,000,000 shares of our common stock on the terms to be determined at the time of the offering. Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the shares of our common stock that we may offer. Each time we use this prospectus to offer shares of our common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with the additional information described under “Where you can find additional information” in the “Prospectus summary” section, as well as the disclosure set forth under “Risk factors,” before you make an investment decision.

Prospectus summary

The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

Except where the context requires otherwise, the terms “TICC,” the “Company,” “we,” “us” and “our” refer to Technology Investment Capital Corp.; “TIM” and “investment adviser” refers to Technology Investment Management, LLC; and “BDC Partners” refers to BDC Partners, LLC.

BUSINESS

We are a specialty finance company principally providing capital to primarily non-public small- and medium-sized technology-related companies. Technology-related companies are businesses that operate in the following sectors: software, Internet, IT services, media, telecommunications, semiconductors, hardware and technology-enabled services. As of September 30, 2005, we had investments totalling approximately $233.8 million (consisting of approximately $217.8 million in funded capital, including unrealized capital appreciation, and $16.0 million in committed capital) in twenty portfolio companies.

Our investment objective is to maximize our portfolio’s total return, principally by investing in the debt and/or equity securities of technology-related companies. Our primary focus is on seeking current income by investing in debt securities. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt or equity investments in technology-related companies.

Our capital is generally used by our portfolio companies to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on extensive analysis of potential portfolio companies’ business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property.

Our investment activities are managed by TIM. TIM is an investment adviser registered under the Investment Advisers Act of 1940, which we refer to as the Advisers Act. TIM is owned by BDC Partners, its managing member, and Royce & Associates, LLC (“Royce & Associates”). Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners, and Charles M. Royce, our non-executive Chairman, is the President of Royce & Associates. Under the investment advisory agreement, we have agreed to pay TIM an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management—Investment advisory agreement.”

We were founded in July 2003 and completed an initial public offering of shares of our common stock in November 2003. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, which we refer to as the 1940 Act. As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. See “Regulation as a business development company.” Nevertheless, after meeting the 70% investment requirement, we generally intend to invest in securities that are consistent with our purpose as a business development company, regardless of whether such securities are issued by eligible portfolio companies. Further, the incentive fee payable to our investment adviser will be calculated in part based upon the performance of our total portfolio of investments, including any investments we may make other than in eligible portfolio companies. In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, which we refer to as the Code.

We intend to concentrate in the technology-related sector and seek to invest, under normal circumstances, at least 80% of the value of our net assets, plus the amount of any borrowings for investment purposes, in technology-related companies.

Our headquarters are at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut and our telephone number is (203) 983-5275.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to 10,000,000 shares of our common stock, on terms to be determined at the time of the offering.

Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. The offering price per share of our common stock will not be less than the net asset value per share of our common stock at the time we make the offering.

Our shares of common stock may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our shares of common stock, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

We may not sell shares of common stock without delivering a prospectus supplement describing the method and terms of the offering of such shares.

USE OF PROCEEDS

We intend to use the net proceeds from any offerings to originate loans and make investments in technology-related companies in accordance with our investment objective, and for general corporate purposes, including the repayment of amounts outstanding under any credit facility. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from any such offering.

We estimate that it will take up to one year for us to substantially invest the net proceeds of any offering, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal.

Pending these uses, we will invest the net proceeds primarily in cash, cash equivalents, and U.S. government securities and other high-quality debt investments that mature in one year or less. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities.

DISTRIBUTIONS

We intend to make quarterly distributions to holders of our common stock. The amount of our quarterly distributions will be determined by our board of directors. We intend to distribute to our stockholders all of our net income, except for certain net capital gains. We intend to make deemed distributions to our stockholders of any retained net capital gains.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you opt out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan.

PRINCIPAL RISK FACTORS

Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk factors.” We have a limited operating history as a business development company and as a regulated investment company. If we fail to qualify as a regulated investment company, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance. We lend to and invest in small- and medium-sized private companies. These activities may involve a high degree of business and financial risk. We are also subject to risks associated with fluctuating interest rates, access to additional capital, fluctuating quarterly results and variation in our portfolio value. We also borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, TIM, will be borne by our common stockholders.

CERTAIN ANTI-TAKEOVER PROVISIONS

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, as amended (the “1933 Act”), with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”). You can inspect these reports, proxy statements, and other information, as well as the registration statement and the related exhibits and schedules, without charge, at the public reference facilities of the SEC at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is www.sec.gov. Information contained on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on the SEC’s web site to be part of this prospectus.

Fees and expenses

The following table is intended to assist prospective investors in understanding the costs and expenses that an investor in an offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Our common stockholders will bear such fees or expenses as investors in TICC.

Stockholder Transaction Expenses
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses (as a percentage of offering price)	—	%(2)

Annual Expenses (as a percentage of net assets attributable to common stock)
Management fees	2.38	%(4)
Incentive fees payable under our investment advisory agreement	0.06	%(5)
Interest payments on borrowed funds	1.26	%(6)
Other expenses (estimated)	1.50%

Total annual expenses (estimated)	5.20	%(7)

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses.
(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.”
(4)	Our management fee is based on gross assets; estimate of management fee assumes net assets of $182.0 million and leverage of $35.0 million. See “Management—Investment advisory agreement.”
(5)	Assumes that annual incentive fees earned by our investment advisor, TIM, remain consistent with the incentive fees earned by TIM to date during the fiscal year ending December 31, 2005. To date, TIM has earned incentive fees of approximately $101,818. However, we expect to realize a gain of approximately $966,000 for the fourth quarter of 2005, which may trigger the payment of additional incentive fees, to the extent such realized gain is not otherwise offset by realized losses or unrealized depreciation incurred by us during the current year. See “Management’s discussion and analysis of financial condition and results of operations-Recent developments.” In subsequent years, incentive fees would increase if, and to the extent that, we earn greater interest income through our investments in portfolio companies and realize additional capital gains upon the sale of warrants or other equity investments in such companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of pre-incentive fee net investment income over an annual hurdle rate (equal to the interest rate payable on a five-year U.S. Treasury Note plus 5%). The second part of the incentive fee equals 20.0% of our net realized capital gains for the calendar year less any unrealized capital losses for such year and will be payable at the end of each calendar year beginning December 31, 2004. For a more detailed discussion of the calculation of this fee, see “Management—Investment advisory agreement.”
(6)	Assumes we maintain our September 30, 2005 level of leverage. We currently have $100 million available to us under a credit facility, of which we have borrowed $35 million as of September 30, 2005. See “Management’s discussion and analysis of financial condition and results of operations—Liquidity and capital resources.” The following table sets forth our estimated annual expenses assuming no outstanding leverage.

Management fees	2.00%
Incentive fees payable under our investment advisory agreements	0.06%
Interest payments on borrowed funds	0.00%
Other expenses (estimated)	1.50%

Total annual expenses (estimated)	3.56%

Leverage allows us to increase our portfolio investments, but also increases the fees and expenses borne by our common stockholders, including the management fee payable to our investment adviser, TIM. See “Risk factors—Risks relating to our business and structure—We may borrow money, which may magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”
(7)	“Total annualized expenses” is the sum of the management fees and incentive fees payable under our investment advisory agreement, interest payments on borrowed funds, and other expenses, all of which are borne by our common stockholders. This figure is higher than the same amount would be for a company that is not leveraged.

EXAMPLE

The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage above our current level and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$52	$156	$259	$515

The above example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including leverage and other expenses) may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory agreement, which, assuming a 5% annual return, would either not be payable or have a de minimis effect, is not included in the example. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher.

In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend reinvestment plan” for additional information regarding our dividend reinvestment plan.

Selected financial and other data

The selected financial and other data below should be read in conjunction with our “Management’s discussion and analysis of financial condition and results of operations” and the financial statements and notes thereto. The following selected financial data for the fiscal years ended December 31, 2004 and December 31, 2003 is derived from our financial statements that have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. Interim financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results at and for the nine months ended September 30, 2005 are not necessarily indicative of the results that may be expected for the year ending December 31, 2005. See “Management’s discussion and analysis of financial condition and results of operations” on page 23.

	Nine Months Ended September 30, 2005	Nine Months Ended September 30, 2004	Year Ended December 31, 2004	Year Ended December 31, 2003(1)
	(dollars in thousands, except per share data)
Income statement data:
Total investment income	$15,447	$4,501	$7,388	$114
Total expenses	4,871	2,924	4,024	692
Net investment income (loss)	10,576	1,577	3,364	(578)
Net unrealized capital gain	239	—	—	—
Net increase (decrease) in stockholders’ equity resulting from operations	10,815	1,577	3,364	(578)

Per common share data:
Net investment income (loss) per common share—basic and diluted	$0.81	$0.16	$0.33	$(0.25)
Net unrealized capital gain per common share—basic and diluted	0.02	—	—	—
Net increase (decrease) in stockholders’ equity resulting from operations per common share—basic and diluted	0.83	0.16	0.33	(0.25)
Net asset value per common share	13.86	13.64	13.71	13.80
Dividends declared per common share (from net investment income)	0.59	0.32	0.33	—
Return of capital per common share	—	—	0.10	—
Per share market value at beginning of period	15.01	15.55	15.55	15.00 (2)
Per share market value at end of period	15.79	13.99	15.01	15.55
Total return(3)	9.13%	(7.97)%	(0.71)%	3.67%

Selected period-end balances:
Total investment portfolio	$217,813	$64,610	$82,125	$—
Total assets	262,656	139,034	140,502	138,325
Borrowings	35,000	—	—	—
Net assets	186,576	138,101	139,262	137,970

Other data:
Number of portfolio companies	20	7	9	—

(1)	Includes period from inception date of July 21, 2003 through December 31, 2003.
(2)	Represents initial public offering price.
(3)	Total return equals the increase or decrease of the ending market value over the beginning market price, plus distributions, divided by the beginning market value.

Selected quarterly financial data

The following tables set forth certain quarterly financial information for each of the quarters subsequent to TICC’s initial public offering. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2005			2004				2003
	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4(1)
	(in thousands, except per share amounts)
Total investment income	$6,499	$4,719	$4,230	$2,887	$2,344	$1,243	$913	$114
Total expenses	2,019	1,428	1,425	1,100	997	968	959	692
Net investment income (loss)	4,480	3,291	2,805	1,787	1,347	275	(46)	(578)
Net unrealized capital gain	239	—	—	—	—	—	—	—
Net increase (decrease) in stockholders’ equity resulting from operations	4,719	3,291	2,805	1,787	1,347	275	(46)	(578)
Net investment income (loss) per common share—basic and diluted	$0.33	$0.25	$0.23	$0.18	$0.13	$0.03	$0.00	$(0.25)
Net unrealized capital gain per common share—basic and diluted	0.02	—	—	—	—	—	—	—
Net increase (decrease) in stockholders’ equity resulting from operations per common share—basic and diluted	0.35	0.25	0.23	0.18	0.13	0.03	0.00	(0.25)

(1)	For the quarter ending December 31, 2003.
(2)	Aggregation of quarterly net increase (decrease) in stockholders’ equity resulting from operations per common share may differ from the annual and nine month net increase (decrease) in stockholders’ equity resulting from operations due to rounding.

Risk factors

An investment in our securities involves certain risks relating to our structure and investment objectives. The risks set forth below are not the only risks we face, and we face other risks which we have not yet identified, which we do not currently deem material or which are not yet predictable. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We are a new company with a limited operating history.

We were incorporated in July 2003 and have a limited operating history. We are subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that we will not achieve our investment objective and the value of your investment in us could decline substantially.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We are dependent upon TIM’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.

We depend on the diligence, skill and network of business contacts of the senior management of TIM. The senior management, together with other investment professionals, will evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the senior management team, particularly Jonathan H. Cohen, the Chief Executive Officer of TIM, and Saul B. Rosenthal, the President and Chief Operating Officer of TIM. Only Mr. Rosenthal will devote the majority of his business time to our operations. Neither Mr. Cohen nor Mr. Rosenthal is subject to an employment contract. The departure of either of these individuals could have a material adverse effect on our ability to achieve our investment objective.

Our financial condition and results of operations will depend on our ability to manage our future growth effectively.

TIM is a new investment adviser and, as discussed above, TICC is a newly organized company. As such, each entity is subject to the business risks and uncertainties associated with any new business enterprise, including the lack of experience in managing or operating a business development company. Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on our investment adviser’s ability to identify, analyze, invest in and finance companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms.

We and TIM, through TIM’s managing member, BDC Partners, will need to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we make in technology-related companies. We compete with a large number of private equity and venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Our business model depends upon the development and maintenance of strong referral relationships with private equity and venture capital funds and investment banking firms.

If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio of loans and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to provide us with investment opportunities, and therefore there is no assurance that such relationships will lead to the origination of debt or other investments.

We may not realize gains from our equity investments.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Because our investments are generally not in publicly traded securities, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments are generally not in publicly traded securities. As a result, the fair value of these securities is not readily determinable. We value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Board’s Valuation Committee. In connection with that determination, members of our portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. The Valuation Committee also utilizes the services of Houlihan Lokey Howard & Zukin (“HLHZ”), an independent valuation firm, which prepares valuations for each of our portfolio investments other than those that, when combined with all other investments in the same portfolio company, have a fair value as of the previous quarter of less than $2 million. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. The types of factors that the Valuation Committee takes into account in providing its fair value recommendation to the Board of Directors includes, as relevant, the nature and value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed.

The lack of liquidity in our investments may adversely affect our business.

As stated above, our investments are generally not in publicly traded securities. Substantially all of these securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

In addition, because we generally invest in debt securities with a term of up to seven years and generally intend to hold such investments until maturity of the debt, we do not expect realization events, if any, to occur in the near-term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur.

We may experience fluctuations in our quarterly results.

We may experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Even in the event the value of your investment declines, the management fee and, in certain circumstances, the incentive fee will still be payable.

The management fee is calculated as 2.0% of the value of our gross assets at a specific time. Accordingly, the management fee will be payable regardless of whether the value of our gross assets and/or your investment have decreased. Moreover, a portion of our incentive fee is payable if our net investment income for a calendar quarter exceeds a designated “hurdle rate.” This portion of the incentive fee is payable without regard to any capital gain, capital loss or unrealized depreciation that may occur during the quarter. Accordingly, this portion of our adviser’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter. In addition, in the event we realize deferred loan interest income in excess of our available capital as a result of our receipt of payment-in-kind, or “PIK” interest, we may be required to liquidate assets in order to pay a portion of the incentive fee. TIM, however, is not required to reimburse us for the portion of any fees attributable to accrued deferred loan interest in the event of a default of the obligor.

We borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We borrow from and issue senior debt securities to banks, insurance companies, and other lenders. Lenders of these senior securities have fixed dollar claims on our assets that are superior to the claims of our common shareholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser, TIM, will be payable on our gross assets, including those assets acquired through the use of leverage, TIM may have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to TIM.

We currently have $100 million available to us under a credit facility of which we have borrowed $35 million as of September 30, 2005. Bayerische Hypo-Und Vereinsbank AG (“HVB”) and Royal Bank of Canada serve as lenders under our credit facility, and HVB serves as agent under our credit facility.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed return on our portfolio (net of expenses)
	(10)%	(5)%	0%	5%	10%
Corresponding return to stockholder(1)	(13.18)%	(7.22)%	(1.26)%	4.70%	10.66%

(1)	Assumes $217 million in total assets, $35 million in debt outstanding, and $182 million in stockholders’ equity and an average cost of funds of 6.54%, which was our weighted average borrowing cost at September 30, 2005. Excludes non-portfolio investment assets and non-leverage related liabilities.

Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

Our business will require a substantial amount of capital, which we may acquire from the following sources:

Senior Securities and Other Indebtedness

We issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. As a result of the issuance of senior securities, including preferred stock and debt securities, we are exposed to typical risks associated with leverage, including an increased risk of loss and an increase in expenses, which are ultimately borne by our common stockholders. Because we incur leverage to make investments, a decrease in the value of our investments would have a greater negative impact on the value of our common stock. When we issue debt securities or preferred stock, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating flexibility. As of September 30, 2005, we had approximately $35 million outstanding under a credit facility with HVB.

Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio was not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in the best interests of TICC and its stockholders, and our stockholders approve such sale. In certain limited circumstances, pursuant to an SEC staff interpretation, we may also issue shares at a price below net asset value in connection with a transferable rights offering so long as: (1) the offer does not discriminate among shareholders; (2) we use our best efforts to ensure an adequate trading market exists for the rights; and (3) the ratio of the offering does not exceed one new share for each three rights held. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Our Board of Directors is authorized to reclassify any unissued shares of stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Our charter permits our Board of Directors to reclassify any authorized but unissued shares of stock into one or more classes of preferred stock. We are currently authorized to issue up to 100,000,000 shares of common stock, of which 13,463,852 shares are currently issued and outstanding. In the event our Board of Directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation. The cost of any such reclassification would be borne by our existing common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the Board of Directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

A change in interest rates may adversely affect our profitability.

A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. As of September 30, 2005, we had approximately $35 million outstanding under a credit facility with HVB. Some of our investments in debt securities are at fixed rates and others at variable rates. We may, but will not be required to, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To remain entitled to the tax benefits accorded to RICs under the Code, we must meet certain income source, asset diversification and annual distribution requirements. In order to qualify as a RIC, we must derive each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we currently maintain a credit facility, and we may use additional debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to obtain cash from other sources, we may fail to qualify for special tax treatment as a RIC and, thus, may be subject to corporate-level income tax on all our income. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. A significant portion of our interest income from debt investments since our inception has been attributable to PIK interest received from our debt investments that contain a PIK provision. We also may be required to include in income certain other amounts that we will not receive in cash.

Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

There are significant potential conflicts of interest, which could impact our investment returns.

Our executive officers and directors, and the executive officers of our investment adviser, TIM, and its managing member, BDC Partners, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Jonathan H. Cohen, the Chief Executive Officer of TIM, BDC Partners and TICC, is the principal of JHC Capital Management, LLC, a registered investment adviser. Mr. Cohen also manages the Royce Technology Value Fund. Steven P. Novak, one of our independent directors, is also the President of Palladio Capital Management, LLC, the manager of an equity-oriented hedge fund. Charles M. Royce, the non-executive Chairman of our Board of Directors, is the President and Chief Investment Officer of Royce & Associates, LLC, the non-managing member of our investment adviser.

In addition, Messrs. Cohen and Rosenthal serve as Chief Executive Officer and President, respectively, of TAC Acquisition Corp., a special purpose acquisition company formed for the purpose of acquiring one or more operating companies in the technology-related sector. Messrs. Cohen, Rosenthal and Novak also serve on the Board of Directors, and Messrs. Cohen, Rosenthal and Royce are significant shareholders, of TAC Acquisition Corp. Likewise, Messrs. Cohen and Rosenthal, currently serve as Chief Executive Officer, and President, respectively, for T2 Advisers, LLC, an investment adviser to T2 Income Fund Limited, a Guernsey fund, established and operated for the purpose of investing primarily in the debt and equity securities of foreign companies operating in the technology-related sector. BDC Partners is the managing member, and Royce & Associates is a non-managing member, of T2 Advisers, LLC. In addition, Patrick F. Conroy, the Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary of TIM, BDC Partners and TICC, serves as Chief Financial Officer, Chief Compliance Officer and Treasurer for both T2 Income Fund Limited and T2 Advisers, LLC. Messrs. Rosenthal and Conroy also each serve as a non-independent director of T2 Income Fund Limited. Because of these possible conflicts of interest, these individuals may direct potential business and investment opportunities to other entities rather than to us or such individuals may undertake or otherwise engage in activities or conduct on behalf of such other entities that is not in, or which may be adverse to, our best interests. In addition, TAC Acquisition Corp. may decide to acquire one or more of our portfolio companies, subject to the limitations imposed upon such an acquisition by the 1940 Act.

In order to minimize the potential conflicts of interest that might arise, we have adopted a policy that prohibits us from making investments in, or otherwise knowingly doing business with, any company in which any fund or other client account managed by JHC Capital Management, Royce & Associates, LLC, Palladio Capital Management or T2 Advisers, LLC holds a long or short position. The investment focus of each of these entities tends to be different from our investment objective. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. Also, our investment policy precluding the investments referenced above could cause us to miss out on some investment opportunities. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner over time consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, we have adopted a formal Code of Ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Finally, we pay BDC Partners our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer, controller and other administrative support personnel, which creates conflicts of interest that our Board of Directors must monitor.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business.

Our ability to invest in private companies may be limited in certain circumstances.

If we are to maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities.

Amendments promulgated in 1998 by the Federal Reserve expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question to the business development company industry as to whether a private company that has outstanding debt securities would qualify as an “eligible portfolio company” under the 1940 Act.

The SEC has issued proposed rules to correct the unintended consequence of the Federal Reserve’s 1998 margin rule amendments of apparently limiting the investment opportunities of business development companies. In general, the SEC’s proposed rules would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. We do not believe that these proposed rules will have a material adverse effect on our operations.

Until the SEC or its staff has taken a final public position with respect to the issue discussed above, we will continue to monitor this issue closely, and may be required to adjust our investment focus to comply with and/or take advantage of any future administrative position, judicial decision or legislative action.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

RISKS RELATED TO OUR INVESTMENTS

Our portfolio may be concentrated in a limited number of portfolio companies in the technology-related sector, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that we hold or if the technology-related sector experiences a market downturn.

A consequence of our limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few issuers. In addition, we intend to concentrate in the technology-related sector and to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in technology-related companies. As a result, a market downturn in the technology-related sector could materially adversely affect us.

The technology-related sector is subject to many risks, including volatility, intense competition, decreasing life cycles and periodic downturns.

We invest in companies in the technology-related sector, some of which may have relatively short operating histories. The revenues, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. Also, the technology-related market is generally characterized by abrupt business cycles and intense competition. Since mid-2000, there has been substantial excess capacity and a significant slowdown in many industries in the technology-related sector. In addition, this overcapacity, together with a cyclical economic downturn, resulted in substantial decreases in the market capitalization of many technology-related companies. While such valuations have recovered to some extent, we can offer no assurance that such decreases in market capitalizations will not recur, or that any future decreases in technology company valuations will be insubstantial or temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than companies in other industry sectors.

In addition, because of rapid technological change, the average selling prices of products and some services provided by the technology-related sector have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by our portfolio companies may decrease over time, which could adversely affect their operating results and their ability to meet their obligations under their debt securities, as well as the value of any equity securities, that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.

Our investments in the technology-related companies that we are targeting may be extremely risky and we could lose all or part of our investments.

Although a prospective portfolio company’s assets are one component of our analysis when determining whether to provide debt capital, we generally do not base an investment decision primarily on the liquidation value of a company’s balance sheet assets. Instead, given the nature of the companies that TICC invests in, we also review the company’s historical and projected cash flows, equity capital and “soft” assets, including intellectual property (patented and non-patented), databases, business relationships (both contractual and non-contractual) and the like. Accordingly, considerably higher levels of overall risk will likely be associated with TICC’s portfolio compared with that of a traditional asset-based lender whose security consists primarily of receivables, inventories, equipment and other tangible assets. Interest rates payable by our portfolio companies may not compensate for these additional risks.

Specifically, investment in the technology-related companies that we are targeting involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any value from the liquidation of such collateral;

•	they typically have limited operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	because they tend to be privately owned, there is generally little publicly available information about these businesses; therefore, although TIM’s agents will perform “due diligence” investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance” to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

Our incentive fee may induce TIM to make speculative investments.

The incentive fee payable by us to TIM may create an incentive for TIM to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to TIM is determined, which is calculated as a percentage of the return on invested capital, may encourage TIM to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because TIM will receive the incentive fee based, in part, upon the capital gains realized on our investments, the investment adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest primarily in senior debt securities, but may also invest in subordinated debt securities, issued by our portfolio companies. In some cases portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligations to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we will not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such companies, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not best serve our interests as debt investors.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, to date we have not taken controlling equity positions in our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

RISKS RELATED TO THIS OFFERING

Our common stock price may be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Our shares may trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of business development companies may trade at a market price that is less than the net asset value that is attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. During the second and third quarters of 2004, our shares of common stock traded at a discount to the net asset value attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

There is a risk that you may not receive dividends or that our dividends may not grow over time.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. See “Price range of common stock and distributions.”

We will have broad discretion over the use of proceeds of this offering, to the extent it is successful.

We will have significant flexibility in applying the proceeds of this offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Forward-looking statements and projections

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

•	an economic downturn could impair our customers’ ability to repay our loans and increase our non-performing assets,

•	an economic downturn could disproportionately impact the technology-related industry in which we concentrate causing us to suffer losses in our portfolio and experience diminished demand for capital in this industry sector,

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities,

•	interest rate volatility could adversely affect our results, and

•	the risks, uncertainties and other factors we identify in “Risk factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

Use of proceeds

We intend to use the net proceeds from any offerings to originate loans and make investments in technology-related companies in accordance with our investment objective, and for general corporate purposes, including the repayment of amounts outstanding under any credit facility. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from any such offering.

We estimate that it will take up to one year for us to substantially invest the net proceeds of any offering, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal.

Pending these uses, we will invest the net proceeds primarily in cash, cash equivalents, and U.S. government securities and other high-quality debt investments that mature in one year or less. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities.

Price range of common stock and distributions

Our common stock is traded on the Nasdaq National Market under the symbol “TICC.” We completed the initial public offering of our common stock in November 2003 at the price of $15.00 per share. Prior to such date there was no public market for our common stock.

The following table sets forth the range of high and low closing prices of our common stock as reported on the Nasdaq National Market and the cash distributions, including dividends and returns of capital, if any, declared by us for each fiscal quarter since our initial public offering. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

	NAV(1)	Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Distributions Per Share(2)
		High	Low
Fiscal 2005
Fourth Quarter (through November 18, 2005)	*	$15.90	$14.82	*	*	$0.30
Third quarter	$13.86	16.37	14.95	118%	108%	0.25
Second quarter	13.74	15.15	14.45	110%	105%	0.20
First quarter	13.69	15.52	14.30	113%	104%	0.14
Fiscal 2004
Fourth quarter	13.71	15.70	13.85	115%	101%	0.11	(3)
Third quarter	13.64	14.15	11.90	104%	87%	0.11
Second quarter	13.61	15.02	12.97	110%	95%	0.11
First quarter	13.69	16.75	13.86	122%	101%	0.10
Fiscal 2003
Fourth quarter	13.80	15.66	14.88	113%	108%	0.00

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Represents the cash distribution declared in the specified quarter.
(3)	Includes a return of capital of $0.10 per share for tax purposes.
*	Net asset value has not yet been calculated for this period.

The last reported price for our common stock on November 18, 2005 was $15.50 per share. As of November 18, 2005, we had 116 shareholders of record.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. During the second and third quarters of 2004, our shares of common stock traded at a discount to the net assets attributable to those shares. As of November 18, 2005, our shares of common stock traded at a premium of approximately 112% to the net assets attributable to those shares based upon our net asset value as of September 30, 2005. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We currently intend to distribute a minimum of 90% of our ordinary income and short-term capital gains, if any, on a quarterly basis to our stockholders.

The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that we have declared on our common stock:

Date Declared	Record Date	Payment Date	Amount
October 26, 2005	December 9, 2005	December 30, 2005	$0.30
July 27, 2005	September 10, 2005	September 30, 2005	0.25
April 27, 2005	June 10, 2005	June 30, 2005	0.20
February 9, 2005	March 10, 2005	March 31, 2005	0.14
October 27, 2004	Dec. 10, 2004	Dec. 31, 2004	0.11	(1)
July 28, 2004	Sept. 10, 2004	Sept. 30, 2004	0.11
May 5, 2004	June 10, 2004	June 30, 2004	0.11
February 2, 2004	March 15, 2004	April 5, 2004	0.10

Total Declared			$1.32	(1)

(1)	Includes a return of capital of $0.10 per share for tax purposes.

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act. For a more detailed discussion, see “Regulation as a business development company”.

A return of capital for federal income tax purposes, which we call a tax return of capital, occurred with respect to the 2004 fiscal year. Specifically, the dividend we distributed on December 31, 2004 resulted in a tax return of capital of $0.10 per share to our shareholders. A written statement identifying the source of the dividend (i.e., net income from operations, accumulated undistributed net profits from the sale of securities, and/or paid-in-capital surplus) accompanied our fourth quarter 2004 dividend payments to our shareholders.

We have adopted a dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you opt out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan.

Management’s discussion and analysis of financial condition and results of operations

The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our financial statements and notes thereto appearing elsewhere in this prospectus.

CRITICAL ACCOUNTING POLICIES

The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified our investment valuation process as our only critical accounting policy.

Investment Valuation

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results, as well as the nature and value of any collateral. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

Our Board of Directors determines the value of our investment portfolio each quarter. In connection with that determination, members of our portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. Since March 2004, we have engaged the firm of Houlihan Lokey Howard & Zukin (“HLHZ”) to independently evaluate our portfolio investments, although the Board of Directors ultimately determines the appropriate valuation of each such investment. On April 27, 2005, upon the recommendation of the our Valuation Committee, our Board of Directors approved a change in our valuation process, whereby HLHZ will not prepare valuations for any portfolio investments that, when combined with all other investments in the same portfolio company, have a fair value as of the previous quarter of less than $2 million. The Board uses the recommended valuations as prepared by management and HLHZ, respectively, as a component of the final fair value determination of our portfolio investments.

OTHER ACCOUNTING POLICIES

Interest Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected.

Payment in Kind Interest

We have investments in our portfolio which contain a PIK provision. The PIK interest is added to the principal balance of the investment and is recorded as interest income. To maintain our status as a RIC, this income must be paid out to stockholders in the form of dividends, even though we have not yet collected any cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. For the nine months ended September 30, 2005 and 2004 we had approximately $3,060,072 and $665,292, respectively, in PIK interest.

In addition, we recorded original issue discount (“OID”) income of approximately $285,405 for the nine months ended September 30, 2005, representing the amortization of the discounted cost attributed to certain debt securities purchased by us in connection with the issuance of warrants. We had approximately $24,870 in OID income for the nine months ended September 30, 2004.

Other Income

Other income includes closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of our investments, are fully earned and non-refundable, and are generally non-recurring.

Managerial Assistance Fees

The 1940 Act requires that a business development company offer to make available managerial assistance to its portfolio companies. We offer to provide managerial assistance to our portfolio companies in connection with our investments and may receive fees for our services. We have not received any fees for such services since inception.

Federal Income Taxes

We intend to operate so as to qualify to be taxed as a RIC under the Code and, as such, will not be subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute at least 90% of our investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, the cost basis of the portfolio investments at September 30, 2005 is approximately $217,573,562.

OVERVIEW

Our investment objective is to maximize our portfolio’s total return, principally by investing in the debt and/or equity securities of technology-related companies. Our primary focus is seeking current income through investment in non-public debt and long-term capital appreciation by acquiring accompanying warrants or other equity securities. We may also invest in the publicly traded debt and/or equity securities of other technology-related companies. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the 1940 Act. We have elected to be treated for tax purposes as a RIC under the Code, beginning with our 2003 taxable year.

Our investment activities are managed by TIM, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). TIM is owned by BDC Partners, its managing member, and Royce & Associates. Jonathan H. Cohen, our chief executive officer, and Saul B. Rosenthal, our president and chief operating officer, are the members of BDC Partners, and Charles M. Royce, our non-executive chairman, is the president of Royce & Associates. Under the investment advisory agreement, we have agreed to pay TIM an annual base fee calculated on gross assets, and an incentive fee based upon our performance. Under an administration agreement, we have agreed to pay or reimburse BDC Partners, as administrator, for certain expenses incurred in operating the Company. Our executive officers and directors, and the executive officers of TIM and BDC Partners, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For more information, see “Risk Factors—There are significant potential conflicts of interest, which could impact our investment returns.”

We concentrate our investments in companies having annual revenues of less than $200 million and/or an equity capitalization of less than $300 million. We focus on companies that create products or provide services requiring advanced technology and companies that compete in industries characterized by such products or services, including companies in the following businesses: Internet, IT services, media, telecommunications, semiconductors, hardware, software and technology-enabled services.

While the structure of our investments will vary, we invest primarily in the debt of established target technology-related companies. We seek to invest in entities that, as a general matter, have been operating for at least one year prior to the date of our investment and that will, at the time of our investment, have employees and revenues. Many of these companies will have financial backing provided by private equity or venture capital funds or other financial or strategic sponsors at the time we make an investment.

We expect that our investments will generally range between $5 million and $25 million each, although this investment size may vary proportionately as the size of our capital base changes, and will accrue interest at fixed and variable rates. As of September 30, 2005, our debt investments had stated interest rates of between 5.5% and 14.0% and maturities of between 18 and 66 months. In addition, our total portfolio of debt investments had a weighted average interest rate of approximately 10.5% as of September 30, 2005.

Our loans may carry a provision for deferral of some or all of the interest payments, which will be added to the principal amount of the loan. This form of deferred interest is referred to as “payment-in-kind” or “PIK” interest and, when earned, is recorded as interest income and an increase in the principal amount of the loan. We had PIK interest of approximately $1.1 million and $3.1 million, respectively, for the three months and nine months ended September 30, 2005.

We also borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, TIM, will be borne by our common stockholders.

During the quarter ended September 30, 2005, our investments had a net unrealized appreciation of $239,000. In the third quarter of 2005, we closed approximately $70 million in portfolio investments, including an additional debt investment of $2 million to an existing portfolio company and $68 million of investments in new portfolio companies. A total of $600,000 of principal in debt investments was repaid by our existing portfolio companies during the quarter ended September 30, 2005.

In addition, as a business development company under the 1940 Act, we are required to make available significant managerial assistance, for which we may receive fees, to our portfolio companies. These fees would be generally non-recurring, however in some instances they may have a recurring component. We have received no fee income for managerial assistance to date.

Prior to making an investment, we typically enter into a non-binding term sheet with the potential portfolio company. These term sheets are generally subject to a number of conditions, including but not limited to the satisfactory completion of our due diligence investigations of the company’s business and legal documentation for the loan.

To the extent possible, our loans will be collateralized by a security interest in the borrower’s assets or guaranteed by a principal to the transaction. Interest payments, if not deferred, are normally payable quarterly with amortization of principal being deferred for several years. When we receive a warrant to purchase stock in a portfolio company, the warrant will typically have a nominal strike price, and will entitle us to purchase a modest percentage of the borrower’s stock.

Set forth below is our current portfolio of investments as of September 30, 2005. As of September 30, 2005, we also had outstanding commitments to fund an additional $16 million to four portfolio companies.

Portfolio Company(1)	Industry	Investment	Fair Value(2) (in thousands)
Questia Media, Inc.	digital media	senior secured notes(3)(4)	$10,724
MortgageIT, Inc.	financial services	senior secured notes	15,000
Advanced Aesthetics Institute	medical services	senior secured notes warrants to purchase common stock	10,000 —
The Endurance International Group	Webhosting	senior secured notes(4)(6) convertible preferred stock	12,711 345
DirectRevenue, LLC	internet advertising	senior secured notes(6)(7) warrants to purchase common units	3,734 0
Avue Technologies Corporation	Software	warrants to purchase common stock	13
TrenStar Inc.	logistics technology	senior secured notes(3) warrants to purchase convertible preferred stock	16,652 —
3001, Inc.	geospatial imaging	senior unsecured notes preferred stock(5) common stock(5)	10,000 2,000 1,000
Innovation Interactive, LLC	internet advertising	senior secured notes(4)(6) warrants to purchase common units	9,693 705
Segovia, Inc.	satellite communications	senior secured notes(6) warrants to purchase common stock	16,773 430
WHITTMANHART, INC.	IT consulting	senior secured notes(4) warrants to purchase common stock convertible preferred stock warrants to purchase convertible preferred stock	5,000 — 476 24
CrystalTech Web Hosting, Inc.	webhosting	senior secured notes	8,000
Falcon Communications, Inc.	satellite communications	senior unsecured notes common stock	6,000 2,000
Climax Group, Inc.	software	senior secured notes(6) warrants to purchase common stock	4,915 100
Willow CSN Incorporated	virtual workforce services	senior secured notes warrants to purchase preferred stock	13,310 200
NetQuote, Inc	web-based services	senior secured notes	15,000
StayOnline, Inc.	internet service provider	senior secured notes preferred stock	14,645 361
GenuTec Business Solutions, Inc.	software	9% cumulative preferred stock warrants to purchase common stock	19,901 100
Mortgagebot Acquisition, LLC	financial services	senior secured notes	11,000
Optimus Corp.	IT consulting	senior unsecured notes	7,000

Total Investments:			$217,812

(1)	We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)	Fair value is determined in good faith by our Board of Directors.
(3)	Investment includes payment-in-kind interest.
(4)	Transaction also includes a commitment to fund additional notes and warrants upon satisfaction of certain specified conditions.
(5)	Preferred Stock and common stock are indirectly held through limited liability company interests.
(6)	Fair value reflect accretion of original issue discount.
(7)	Fair value reflect repayment of principal.

In addition, we believe that we have a strong pipeline of potential transactions in various stages. We continue to work diligently toward the consummation of additional investments, and our management is actively involved in identifying and evaluating potential opportunities. However, there can be no assurance when or if these transactions will close.

On September 23, 2005, we announced the resignation of four employees of TIM, our investment adviser, including Lee D. Stern, who was also the Chief Transaction Officer and an Executive Vice President of TICC. Mr. Stern remained with the Company through October 31, 2005. The other employee resignations were effective September 21, 2005. TIM has maintained an on-going recruiting process and has hired a senior level investment professional to supplement its internal resources. TIM is continuing to search for additional investment professionals to complement existing staffing; however, the Company believes that TIM has adequate resources to act as the Company’s investment adviser.

PORTFOLIO GRADING

For the quarter ended September 30, 2005, we have adopted a credit grading system to monitor the quality of our debt investment portfolio. Grade 1 is for those investments which are trending ahead of expectations. Grade 2 is for investments where full repayment of principal and interest is expected. Grade 3 is for investments that require closer monitoring, but full repayment of principal and interest is expected. Grade 4 is for investments for which some reduction of interest income is expected, but no loss of principal is expected. Grade 5 is for investments for which some loss of principal is expected. As of September 30, 2005, our portfolio had a weighted average grade of 1.9, based upon the fair value of the debt investments in the portfolio. Equity securities are not graded.

At September 30, 2005, our debt investment portfolio was graded as follows:

	At September 30, 2005
Grade	Portfolio at Fair Value	Percentage of Total Portfolio
($ in thousands)
1	$62,177	32.7%
2	82,679	43.5
3	45,302	23.8
4	—	—
5	—	—

	$190,158	100.0%

RESULTS OF OPERATIONS

Comparison of our results of operations for the nine months ended September 30, 2005 to the nine months ended September 30, 2004.

Investment Income

Interest income from debt investments for the nine months ended September 30, 2005 was approximately $11,583,000, compared to approximately $2,429,000 for the comparable period in 2004. This is a direct result of the number of portfolio investments entered into over the past year. A significant portion of our interest income from debt investments during each respective period was attributable to PIK interest received from debt investments that contain a PIK provision. PIK interest is added to the principal balance of our investment and is recorded as income. Specifically, for the nine months ended September 30, 2005, interest from debt investments included approximately $3.1 million in PIK interest, compared to approximately $665,000 for the comparable period in 2004.

Interest income from cash and cash equivalents was approximately $853,000 for the nine months ended September 30, 2005, compared to approximately $851,000 for the comparable period in 2004; higher interest rates on short-term investments were effectively offset by the lower level of cash balances as the portfolio became fully invested.

Other income totaled approximately $3,012,000 for the nine months ended September 30, 2005, representing primarily non-refundable closing fees associated with investments in portfolio companies. This represented an increase over non-recurring other fee income of approximately $1,222,000 for the comparable period in 2004, directly related to the number of transactions closed.

Expenses

Total expenses for the nine months ended September 30, 2005 were approximately $4,871,000, which represented an increase of approximately $1,947,000 over the comparable period in 2004. The increase was primarily due to an increase in investment advisory fees of approximately $684,000 due to the increase in the gross assets of the Company, an increase in salaries and benefits of $466,000, and an increase in professional fees of approximately $570,000.

The investment advisory fee for the nine months ended September 30, 2005 was approximately $2,761,000, compared to $2,077,000 for the comparable period in 2004, representing the base fee as provided for in the advisory agreement. The increase is directly related to the increase in the gross assets of the Company. There were no incentive fees earned under the agreement during either period.

Salaries and benefits for the nine months ended September 30, 2005 and 2004 were approximately $619,000 and $153,000, respectively, reflecting the allocation of compensation expenses for the services of our chief financial officer, controller, office manager, and the vice president of investor relations. The increase from the prior year is primarily related to salary increases and bonuses, including the accrual of a $300,000 bonus for Patrick F. Conroy, our chief financial officer, chief compliance officer, treasurer and corporate secretary, and the addition of the position of controller to the staff.

Professional fees, consisting of legal, audit, valuation and consulting fees, were approximately $924,000 for the nine months ended September 30, 2005, compared to $354,000 for the comparable period in 2004. Valuation fees increased by approximately $212,000 as a result of the greater number of investments to be reviewed, and audit fees increased by approximately $275,000 as a result of the additional work required for compliance with the requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”).

Interest expense associated with borrowings under the Company’s credit facility were approximately $92,000 for the nine months ended September 30, 2005; there were no borrowings or interest expense for the comparable period in 2004. General and administrative expenses, consisting primarily of office supplies, printing, facilities costs and other expenses, were approximately $226,000 for the nine months ended September 30, 2005, compared to approximately $137,000 for the comparable period in 2004. General and administrative expenses are allocated to the Company under the terms of the administration agreement with TIM and BDC Partners. This increase is due primarily to printing costs associated with the Company’s first formal annual report to shareholders, and fees related to establishing the Company’s credit facility.

Net Unrealized Appreciation on Investments

For the nine months ended September 30, 2005, the Company’s investments had net unrealized appreciation of $239,000. This net change in the fair value of our investments was based upon the fair value determination of the Board of Directors. In each case the investment consisted of warrants of a portfolio company. Warrant investments for Innovation Interactive and Segovia were increased in value by $309,000 and $170,000, respectively, while our investment in warrants issued by DirectRevenue was written down by $240,000.

Net Increase In Stockholders’ Equity From Operations

We had a net increase in stockholders’ equity resulting from operations of approximately $10,815,468 for the nine months ended September 30, 2005, compared to an increase of approximately $1,576,618 for the comparable period in 2004. Based on a weighted-average of 13,056,977 (basic and diluted) shares outstanding, our net increase in stockholders’ equity from operations per common share for the nine months ended September 30, 2005 was approximately $0.83 for basic and diluted earnings.

Comparison of our results of operations for the year ended December 31, 2004 and the period from July 21, 2003 (inception) to December 31, 2003.

We were incorporated on July 21, 2003 and commenced operations in November 2003. Therefore, there is no prior period with which to compare the results of operations for the period from July 21, 2003 (inception) to December 31, 2003.

Investment Income

As of December 31, 2004, our debt investments had stated interest rates of between 7.5% and 15.0% and maturity dates of between 4 and 69 months. In addition, our total portfolio had a weighted average yield on debt investments of approximately 10.8% as of December 31, 2004. In addition to cash interest, our loans may carry a provision for deferral of some or all of the interest payments, which is added to the principal amount of the loan.

Investment income for the year ended December 31, 2004 was approximately $7,388,000 compared to approximately $114,000 for the period ended December 31, 2003. The increase resulted primarily from our portfolio investing activities throughout 2004, which represented our first full year of operations. For the year ended December 31, 2004 investment income consisted of approximately $3,146,000 in cash interest from portfolio investments, approximately $1,092,000 from cash and cash equivalents, approximately $1,316,000 in PIK interest from two of our debt investments, and amortization of original issue discount of approximately $89,000. Fee income of approximately $1,745,000 was also recorded in 2004, consisting primarily of non-recurring origination fees earned in connection with the initiation of new investments.

Effective October 1, 2004, the interest rate payable on the senior secured notes issued by MortgageIT, Inc was reduced from 10.0% to 7.5%, while the interest rate payable on the senior secured notes issued by Avue Technologies Corp. increased from 10.0% and to 15.0%. These changes resulted in a reduction of approximately 0.35% in the weighted average interest rate of our portfolio as of December 31, 2004.

For the period ended December 31, 2003, investment income consisted entirely of interest income from cash and cash equivalents, which reflected the investment of the net proceeds from our initial public offering pending our investment of such proceeds in accordance with our investment objective and policies.

Expenses

Total operating expenses for the year ended December 31, 2004 were approximately $4,025,000. This amount consisted primarily of investment advisory fees, salaries and benefits, professional fees, directors’ fees and general and administrative expenses. This was an increase from the period ended December 31, 2003 of approximately $3,333,000, reflecting our first full year of operations. Our operating expenses for the period ended December 31, 2003 were approximately $692,000.

The investment advisory fee for the year was approximately $2,774,000, representing the base fee as provided for in the investment advisory agreement. On June 17, 2004, our shareholders approved an amendment to our investment advisory agreement that changed our base fee from 2.0% of net assets to 2.0% of gross assets. The portion of the investment advisory fee payable subsequent to that date was calculated in accordance with the terms of that amendment. The investment advisory fee in 2003 was approximately $259,000, which reflected a shorter period of operations and the use of net assets when calculating the advisory fee. At December 31, 2004 and 2003, respectively, approximately $697,022 and $226,193 of investment advisory fees remained payable to TIM.

For the period from inception through December 31, 2003, and for the year ended December 31, 2004, there were no incentive fees paid pursuant to the investment advisory agreement.

Salaries and benefits were approximately $208,000 for the year ended December 31, 2004, compared to approximately $27,000 for the period ending December 31, 2004, reflecting the allocation of compensation expenses for the services of our chief financial officer, the vice president of investor relations, and our office manager. The increase from 2003 reflects the impact of a full year of operations. At December 31, 2004 and 2003, respectively, approximately $12,893 and $27,199 of compensation expenses remained payable to BDC Partners.

Professional fees, consisting of legal, valuation, audit and consulting fees, were approximately $587,000 for the year ended December 31, 2004, compared to $30,000 for the period ended December 31, 2003. The increase is directly related to a full year of legal services and audit services, as well as four independent valuation reviews by HLHZ in 2004 compared to none in 2003.

Directors’ fees were approximately $141,000 for the year ended December 31, 2004, compared to none in 2003. The directors agreed to waive any fees for 2003.

General and administrative expenses, consisting primarily of office supplies, facilities costs and other expenses, were approximately $145,000 in 2004 compared to approximately $9,000 in 2003. Office supplies, facilities costs and other expenses are allocated to the Company under the terms of the administration agreement with TIM and BDC Partners. The increase is primarily related to a full year of activity in 2004.

Net Increase in Stockholders’ Equity Resulting from Operations

We had a net increase in stockholders’ equity resulting from operations of approximately $3,364,000 for the year ended December 31, 2004 compared to a net decrease of approximately $578,000 in 2003. Based on a weighted-average of 10,093,660 shares outstanding (basic and diluted), our net increase in stockholders’ equity from operations per common share for the year ended December 31, 2004 was approximately $0.33 for basic and diluted earnings.

During the year ended December 31, 2003, we reclassified approximately $257,619 from net investment loss to capital in excess of par value, representing the portion of net investment loss that will not be utilizable for tax purposes.

LIQUIDITY AND CAPITAL RESOURCES

At September 30, 2005, we had investments in debt securities of eighteen companies, totaling approximately $190.2 million, and equity investments of approximately $27.7 million. The debt investment amount includes approximately $4.4 million in accrued PIK interest which, as described in the section above entitled “Overview,” is added to the carrying value of our investments. Also included in equity investments is $20 million in 9% cumulative preferred stock which is convertible into debt, pending our receipt of a lending license in the state of California.

Cash provided by operating activities for the nine months ended September 30, 2005, consisting primarily of the items described in “Results of Operations,” was approximately $7.5 million, reflecting the income resulting from operations, offset by non-cash income related to unrealized appreciation on investments, PIK interest, OID income and accrued interest receivable. Net cash used in investing activities was approximately $132.1 million, reflecting new investments purchased offset by principal repayments.

We raised net proceeds of approximately $41.5 million from a rights offering which closed in January 2005. Under the terms of the offering, each stockholder of record on December 29, 2004 was entitled to purchase an additional share of stock for each three shares of stock owned on that date. Pursuant to the rights offering, we issued 3,115,666 shares at a price of $14.029 per share.

On May 18, 2005 we entered into an uncommitted $35 million senior secured revolving credit facility with HVB, as administrative agent and a lender. The facility will supplement our equity capital and provide funding for additional portfolio investments, as well as general corporate matters. As of September 30, 2005, the Company had drawn down the full amount under this facility; amounts borrowed bear interest at variable rates, based upon either the prime rate, federal funds rate or LIBOR, plus an applicable margin. At September 30, 2005 all amounts borrowed were bearing interest at the respective 30-day LIBOR plus the applicable margin. Portfolio investments with a carrying value of $173.3 million have been pledged as collateral to secure amounts borrowed. All amounts borrowed under the facility will mature, and all accrued and unpaid interest thereunder will be due and payable within one year of the date of the borrowing; the facility has a termination date of May 18, 2007. The facility also contains customary representations, warranties, covenants and events of default. On October 13, 2005, the Company entered into an agreement amending the credit facility to increase the credit facility from $35 million to $100 million, with Royal Bank of Canada as an additional lender under the amended credit facility. $35 million available under the amended credit facility may be borrowed prior to, and is payable in full on, May 18, 2007. The remaining $65 million available under the amended credit facility may be borrowed prior to, and is payable in full on, February 10, 2006.

During the nine months ended September 30, 2005, cash and cash equivalents decreased from approximately $57.3 million at the beginning of the period to approximately $43.4 million at the end of the period, including approximately $40 million pledged to creditors under a repurchase agreement.

In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. On October 26, 2005, our Board of Directors declared a cash dividend of $0.30 per share for the fourth quarter to stockholders of record as of December 9, 2005, payable on December 30, 2005.

The following table shows our significant contractual obligations as of September 30, 2005:

	Payments Due by Period
(dollars in thousands) Contractual Obligation(1)	Total	Less than 1 year		1-3 years		4-5 years	After 5 years
Borrowings	$74,168	$39,168	(2)	$35,000	(3)	—	—

(1)	This excludes unused commitments to extend credit to our existing portfolio companies of $16 million.

(2)	Represents repurchase agreement entered into on September 29, 2005 and settled on October 3, 2005.
(3)	Borrowings under our credit facility are listed based on the contractual maturity of our credit facility. Actual repayments could differ significantly due to prepayments by our existing portfolio companies and modifications of our current agreements with our existing portfolio companies.

RECENT DEVELOPMENTS

On October 13, 2005, the Company entered into an agreement amending the credit facility to increase the credit facility from $35 million to $100 million, with Royal Bank of Canada as an additional lender under the amended credit facility. $35 million available under the amended credit facility may be borrowed prior to, and is payable in full on, May 18, 2007. The remaining $65 million available under the amended credit facility may be borrowed prior to, and is payable in full on, February 10, 2006.

On October 26, 2005, the Board of Directors declared a cash dividend of $0.30 per share to holders of record on December 9, 2005, payable on December 30, 2005.

On November 18, 2005, one of the Company’s portfolio companies, Innovation Interactive LLC, was acquired by another entity. At the time of the acquisition, the Company’s investment in Innovation Interactive consisted of $10 million in senior secured notes and warrants to purchase 298,681 common units. As a result of the acquisition, the Company received $11,643,837, representing repayment of the full principal amount of the notes, a prepayment penalty of $350,000, accrued interest of $221,858, reimbursement of expenses of $3,313, and payment for the warrants of $1,068,666. The Company expects to realize a gain of approximately $966,000 in the fourth quarter of 2005, to the extent such gain is not offset by any realized losses during the fourth quarter of 2005. In addition, the Company expects to reverse related unrealized appreciation of approximately $309,000, which was recorded during the third quarter of 2005, in connection with this realization event. The Company is also entitled to receive additional payments of approximately $582,000 over the course of the following year upon satisfaction of certain contingencies.

CERTAIN RELATED PARTY TRANSACTIONS

The Company’s investment activities are managed by its investment adviser, TIM, pursuant to an investment advisory agreement. TIM is owned by BDC Partners, its managing member, and Royce & Associates. Jonathan H. Cohen, our chief executive officer, and Saul B. Rosenthal, our president and chief operating officer, are the members of BDC Partners, and Charles M. Royce, our non-executive chairman, is the president of Royce & Associates. Under the investment advisory agreement, we have agreed to pay TIM an annual base fee of 2% based on average gross assets, and an incentive fee based upon our performance. Under an administration agreement, we have agreed to pay or reimburse BDC Partners, as administrator, for certain expenses incurred in operating the Company. For the nine months ended September 30, 2005 and 2004, respectively, TICC incurred investment advisory fees of approximately $2,761,229 and $2,077,286 of which approximately $1,042,969 and $698,786 remained payable to TIM at September 30, 2005 and 2004, respectively. There were no incentive advisory fees earned from inception through September 30, 2005. Pursuant to the terms of its administration agreement with BDC Partners, for the nine months ended September 30, 2005 and 2004, respectively, TICC incurred approximately $619,313 and $152,918 in compensation expense for employees allocated to the administrative activities of TICC, of which approximately $346,949 and $9,894 remained payable to BDC Partners at September 30, 2005 and 2004, respectively. TICC also incurred facility costs of approximately $35,421 and $17,262 for the nine months ended September 30, 2005 and 2004, respectively, of which approximately $529 and $0 remained payable to BDC Partners at September 30, 2005 and 2004, respectively.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are subject to certain market risks. Our primary market risk exposure relates to fluctuations in interest rates. At September 30, 2005, three debt investments in our portfolio were at fixed rates, and the remaining fifteen debt investments were at variable rates, representing $29.5 million and $160.6 million in principal debt respectively. Variable rates are generally based upon the five-year U.S. Treasury note. We expect that out future debt investments will generally be made at variable rates.

To illustrate the potential impact of a change in the underlying interest rate on our net increase in stockholders’ equity resulting from operations, we have assumed a 1% increase in the underlying five-year U.S. Treasury note, and no other change in our portfolio as of September 30, 2005. Under this analysis, the impact would be an approximately $400,000 increase in our investment income for the quarter.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments. We did not engage in any hedging activities during the first nine months of 2005.

Business

GENERAL

We are a specialty finance company principally providing capital to primarily non-public small- and medium-sized technology-related companies. Technology-related companies are businesses that focus on the following sectors: software, Internet, IT services, media, telecommunications, semiconductors, hardware and technology-enabled services. As of September 30, 2005, we had investments totalling approximately $233.8 million (consisting of $217.8 million in funded capital, including unrealized capital appreciation, and $16.0 million in committed capital) in twenty portfolio companies.

Our investment objective is to maximize our portfolio’s total return, principally by investing in the debt and/or equity securities of technology-related companies. Our primary focus is on seeking current income by investing in debt securities. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt investments, or equity investments in technology-related companies.

Our capital is generally used by our portfolio companies to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on extensive analysis of potential portfolio companies’ business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property.

We concentrate our investments in companies having annual revenues of less than $200 million and/or an equity capitalization of less than $300 million. Our investments typically range from $5 million to $25 million each, although this investment size may vary proportionately as the size of our capital base changes, and accrue interest at fixed or variable rates.

We also borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, TIM, will be borne by our common stockholders.

Our investment activities are managed by TIM. TIM is an investment adviser registered under the Advisers Act. TIM is owned by BDC Partners, its managing member, and Royce & Associates. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners, and Charles M. Royce, our non-executive Chairman, is the President of Royce & Associates. Under the investment advisory agreement, we have agreed to pay TIM an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management—Investment advisory agreement.”

We were founded in July 2003 and completed an initial public offering of shares of our common stock in November 2003. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to meet certain regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. See “Regulation as a business development company.” In addition, we have elected to be treated for federal income tax purposes as a RIC under the Code.

We intend to concentrate in the technology sector and to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in technology-related companies.

Our headquarters are at 8 Sound Shore Drive, Suite 255 Greenwich, Connecticut and our telephone number is (203) 983-5275.

MARKET OPPORTUNITY

The period since mid-2000 has seen a dramatic shift in the competitive landscape across the technology-related sector. Significant declines in corporate and consumer demand for information technology products and services have driven vigorous price competition and spurred numerous corporate reorganizations in technology-related industries. Many companies have merged with competitors, scaled back their operations or simply closed down in response to these difficult business conditions, and we expect to see further consolidation in these industries. At the same time, technology-related companies with strong balance sheets, stable revenues and efficient operating structures are benefiting from the consolidation or elimination of competitors in their markets.

Large, underserved market for product

Following the technology-related market downturn, an increasing number of well-positioned technology-related companies have been seeking to raise capital. Historically, growing technology-related companies have generally relied upon equity rather than debt financing. As a result, the market for debt financing for technology-related companies is generally less developed than the debt markets serving other industries. In spite of the large number of technology-related companies in the United States today, we believe that these companies are significantly underserved by traditional lenders such as banks, savings and loan institutions and finance companies for the following reasons:

•	Non-traditional financial profile—The balance sheet of a technology-related company often includes a disproportionately large amount of intellectual property assets as compared to the balance sheets of industrial and service companies, which makes them difficult to evaluate using traditional lending criteria. Additionally, the high revenue growth rates characteristic of technology-related companies often render them difficult to evaluate from a credit perspective. Moreover, technology-related companies often incur relatively high expenditures for research and development, utilize unorthodox sales and marketing techniques and selling channels, and experience rapid shifts in technology, consumer demand and market share. These attributes can make it difficult for traditional lenders to analyze technology-related companies using conventional analytical methods.

•

Industry scale, concentration and regulation—Many companies in technology-related industries lack the size, and the markets in which they operate lack the scale, necessary to service large loans by traditional lenders. In the banking industry, in particular, consolidation over the last decade has increased the size, and reduced the number, of surviving banks. The surviving institutions have sought to limit their credit exposures to, and the monitoring costs associated with loans to, smaller businesses. In addition, traditional lending institutions operate in a regulatory environment that favors lending to large, established businesses. In response to such regulation, many traditional lending institutions have developed loan approval processes which conflict with the entrepreneurial culture of smaller technology-related companies.

For the reasons outlined above, we believe that many viable technology-related companies have either not been able, or have elected not, to obtain financing from traditional lending institutions. We believe that these factors are likely to continue, given the ongoing consolidation in the financial services industry.

Complementing private equity and venture capital funds

Our investment approach complements other sources of capital available to technology-related companies. For example, although we may compete with private equity and venture capital funds as a source of capital for such businesses, those types of investors typically invest primarily in equity-based securities. We believe that the nature of our investments in debt securities is often viewed by such entities as an attractive alternative source of capital. Private equity and venture capital funds often base their investments on anticipated annual internal rates of return that are substantially higher than the annual internal rates of return that we set as our operating target. Moreover, private equity and venture capital funds generally require a significantly greater percentage of equity ownership interests than we require. However, private equity and venture capital investments typically entail considerably more risk than the debt investments that we make, as they are usually uncollateralized and rank lower in priority in the capital structure of the portfolio companies. We believe the prospect of obtaining additional capital without incurring substantial incremental dilution makes us attractive to owner-managers as a prospective source of capital.

In addition, in many cases, we expect that private equity and venture capital funds will generally welcome an investment by us in their portfolio companies. After making an initial investment, these funds often seek to stabilize or reduce their financial exposure to their portfolio companies, a goal that financing from us could accomplish by providing non-equity capital. In the current investment climate, it is possible that we will offer one of the only viable alternative source of capital for a technology-related company other than incremental equity investments by the company’s existing financial sponsors. As such, we provide technology-related companies and their financial sponsors with an opportunity to diversify the company’s capital sources. In addition to enabling incremental growth, this can facilitate access to other alternative sources of capital in the future.

COMPETITIVE ADVANTAGES

We believe that we are well positioned to provide financing to technology-related companies for the following reasons:

•	Focus on technology;

•	Expertise in originating, structuring and monitoring investments;

•	Flexible investment approach; and

•	Established deal sourcing network.

Focus on technology

We concentrate our investments in companies in technology-related industries. We believe that this focus, together with our experience in analyzing and financing such companies, affords us a sustainable competitive advantage. In particular, we have expertise in assessing the value of intellectual property assets, and in evaluating the operating characteristics of technology-related companies. As a result, we believe that we have a competitive advantage over less specialized lenders, particularly over lenders with limited experience in lending to technology-related companies. In addition, we believe that our specialization in financing companies within the technology sector enables us to advise portfolio companies on consolidation and exit financing opportunities more rapidly and effectively than less specialized lenders.

Expertise in originating, structuring and monitoring investments

We believe that our strong combination of experience and contacts in the technology sector has attracted well-positioned prospective portfolio companies.

•	Jonathan H. Cohen, our Chief Executive Officer, has more than 15 years of experience in technology-related equity research and investment. He was named to Institutional Investor’s “All-American” research team in 1996, 1997 and 1998. During his career, Mr. Cohen has managed technology research groups covering computer software and hardware companies, telecommunication companies and semiconductor companies at several firms, including Wit SoundView, Merrill Lynch & Co., UBS Securities and Salomon Smith Barney. Mr. Cohen is also the owner and a principal of JHC Capital Management, LLC, a registered investment adviser that serves as the sub-adviser to Royce Technology Value Fund, a technology-focused mutual fund.

•	Saul B. Rosenthal, our President and Chief Operating Officer, has seven years of experience in the capital markets, with a focus on small to middle-market transactions in the technology sector. Mr. Rosenthal previously served as President of Privet Financial Securities, LLC, a broker-dealer providing advisory services to technology companies, and previously led the private financing/public company effort at SoundView Technology Group, where he co-founded SoundView’s Private Equity Group. He was a Vice-President and co-founder of the Private Equity Group at Wit Capital from 1998 to 2000. Prior to joining Wit Capital, Mr. Rosenthal was an attorney at the law firm of Shearman & Sterling LLP.

We believe that our extensive experience in researching, analyzing and investing in technology companies and structuring debt investments affords us a competitive advantage in providing financing to technology-related companies.

Flexible investment approach

We have significant flexibility in selecting and structuring our investments. We are not subject to many of the regulatory limitations that govern traditional lending institutions such as banks. Also, we have fairly broad latitude as to the term and nature of our investments. We recognize that technology-related companies regularly make corporate development decisions that impact their financial performance, valuation and risk profile. In some cases, these decisions can favorably impact long-term enterprise value at the expense of short-term financial performance. We seek to structure our investments so as to take into account the uncertain and potentially variable financial performance of our portfolio companies. This enables our portfolio companies to retain access to committed capital at different stages in their development and eliminate some of the uncertainty surrounding their capital allocation decisions. We calculate rates of return on invested capital based on a combination of up-front commitment fees, current and deferred interest rates and exit values, which may take the form of common stock, warrants, or other equity-linked instruments. We believe that this flexible approach to structuring investments will facilitate positive, long-term relationships with our portfolio companies and their equity sponsors and enable us to become a preferred source of capital to them. We also believe our approach should enable debt financing to develop into a viable alternative capital source for funding the growth of technology-related companies that wish to avoid the dilutive effects of equity financings for existing equity holders.

We are not subject to periodic capital return requirements. Such requirements, which are standard for most private funds, typically require that such funds return to investors the initial capital investment after a pre-agreed time, together with any capital gains on such investment. These provisions often force such funds to seek the return of their investments in portfolio companies through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, which can result in a lower overall return to investors and adversely affect the ultimate viability of the affected portfolio companies. We believe that our flexibility to take a longer-term view should help us to maximize returns on our invested capital while still meeting the needs of our portfolio companies.

Established deal sourcing network

Through the senior investment professionals of TIM and our directors, we have extensive contacts and sources from which to generate investment opportunities. These contacts and sources include private equity and venture capital funds, public and private companies, investment bankers, attorneys, accountants and commercial bankers. We believe that senior professionals of TIM have developed strong reputations within the investment community over their years in the investment banking, investment management and equity research businesses.

INVESTMENT PROCESS

Identification of prospective portfolio companies

We identify and source new prospective portfolio companies through a network of venture capital and private equity funds, investment banks, accounting and law firms and direct company relationships. We have identified several criteria that we believe are important in seeking our investment objective with respect to technology-related companies. These criteria provide general guidelines for our investment decisions; however, we do not require each prospective portfolio company in which we choose to invest to meet all of these criteria.

•	Experienced management—We generally require that our portfolio companies have an experienced management team. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

•	Significant financial or strategic sponsor and / or strategic partner—We prefer to invest in technology-related companies in which established private equity or venture capital funds or other financial or strategic sponsors have previously invested and are willing to make an ongoing contribution to the management of the business.

•	Strong competitive position in industry—We seek to invest in technology-related companies that have developed a strong competitive position within their respective sector or niche of a technology-related industry.

•	Profitable on a cash flow basis—We focus on technology-related companies that are profitable or nearly profitable on an operating cash flow basis. Typically, we would not expect to invest in start-up companies.

•	Clearly defined exit strategy—Prior to making an investment in a debt security that is accompanied by an equity-based security in a portfolio company, we analyze the potential for that company to increase the liquidity of its common equity through a future event that would enable us to realize appreciation, if any, in the value of our equity interest. Liquidity events may include an initial public offering, a merger or an acquisition of the company, a private sale of our equity interest to a third party, or a purchase of our equity position by the company or one of its stockholders.

•	Liquidation value of assets—Although we do not operate as an asset-based lender, the prospective liquidation value of the assets, if any, collateralizing the debt securities that we hold is an important factor in our credit analysis. We emphasize both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, software code, customer lists, networks and databases.

Due diligence

If a technology-related company meets some of the characteristics described above, we perform a preliminary due diligence review including company and technology assessments, market analysis, competitive analysis, evaluation of management, risk analysis and transaction size, pricing and structure analysis. The criteria delineated below provide general parameters for our investment decisions, although not all of such criteria will be followed in each instance. Upon successful completion of this preliminary evaluation process, we will decide whether to deliver a non-binding letter of intent, after which we generally receive an upfront advance to cover our due diligence-related expenses, begin the due diligence process and move forward towards the completion of a transaction.

The following outlines our due diligence process:

Management team and financial sponsor

•	management assessment including a review of management’s track record with respect to product development and marketing, mergers and acquisitions, alliances, collaborations, research and development outsourcing and other strategic activities, reference and background checks; and

•	financial sponsor reputation, track record, experience and knowledge.

Business

•	industry and competitive analysis;

•	customer and vendor interviews to assess both business prospects and standard practices of the company;

•	assessment of likely exit strategies; and

•	potential regulatory / legal issues.

Financial condition

•	detailed review of the historical financial performance and the quality of earnings;

•	development of detailed pro forma financial projections;

•	review of internal controls and accounting systems;

•	review of assets and liabilities, including contingent liabilities; and

•	customer and vendor interviews to assess both business prospects and standard practices of the company.

Technology assessment

•	evaluation of intellectual property position;

•	review of research and development milestones;

•	analysis of core technology under development;

•	assessment of collaborations and other technology validations; and

•	assessment of market and growth potential.

Contemporaneous with our due diligence process, the investment team prepares a detailed credit memorandum for presentation to our Investment Committee, which currently consists of Messrs. Cohen and Rosenthal. Our Investment Committee reviews and approves each of our portfolio investments.

Investment structuring

We seek to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of technology-related companies. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans.

In structuring our investments, we ascertain the asset quality as well as the earnings quality of our prospective portfolio companies. Frequently, we obtain a senior secured position and thus receive a perfected, first priority security interest in substantially all of our portfolio companies’ assets, which entitles us to a preferred position on payments in the event of liquidation, and in many cases a pledge of the equity by the equity owners. In addition, we structure loan covenants to assist in the management of risk. Our loan documents ordinarily include affirmative covenants that require the portfolio company to take specific actions such as periodic financial reporting, notification of material events and compliance with laws, restrictive covenants that prevent portfolio companies from taking a range of significant actions such as incurring additional indebtedness or making acquisitions without our consent, covenants requiring the portfolio company to maintain or achieve specified financial ratios such as debt to cash flow, interest coverage and operating covenants requiring them to maintain certain operational benchmarks such as minimum revenue or minimum cash flow. Our loan documents also contain customary events of default such as non-payment, breach of covenant, insolvency and change of control.

Senior Debt

The senior debt in which we invest generally holds a senior position in the capital structure of a portfolio company. Such debt may include loans that hold the most senior position, loans that hold an equal ranking with other senior debt, or loans that are, in the judgment of our investment adviser, in the category of senior debt. A senior position in the borrower’s capital structure generally gives the holder of the senior debt a claim on some or all of the borrower’s assets that is senior to that of subordinated debt, preferred stock and common stock in the event the borrower defaults or becomes bankrupt. The senior debt in which we invest may be wholly or partially secured by collateral, or may be unsecured.

Senior Subordinated Debt

Senior subordinated debt is subordinated in its rights to receive its principal and interest payments from the borrower to the rights of the holders of senior debt. As a result, senior subordinated debt is riskier than senior debt. Although such loans are sometimes secured by significant collateral, we principally rely on the borrower’s cash flow for repayment. Additionally, we often receive warrants to acquire shares of stock in borrowers in connection with these loans.

Junior Subordinated Debt

Structurally, junior subordinated debt is subordinate in priority of payment to senior debt (and is often unsecured), but is senior in priority to equity. Junior subordinated debt often has elements of both debt and equity instruments, having the fixed returns associated with senior debt while also providing the opportunity to participate in the future growth potential of a company through an equity component, typically in the form of warrants. Due to its higher risk profile and less restrictive covenants, loans associated with junior subordinated debt financing generally earn a higher return than senior debt or senior subordinated debt instruments.

ONGOING RELATIONSHIPS WITH PORTFOLIO COMPANIES

Monitoring

We monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. We closely monitor the status and performance of each individual company on at least a quarterly and, in most cases, a monthly basis.

We have several methods of evaluating and monitoring the performance of our debt and equity positions, including but not limited to the following:

•	assessment of business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan;

•	periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;

•	periodic formal update interviews with portfolio company management and, if appropriate, the financial or strategic sponsor;

•	attendance at and participation in board meetings; and

•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

Managerial assistance

As a business development company, we are required to offer, and in some cases may provide and be paid for, significant managerial assistance to portfolio companies. This assistance typically involves monitoring the operations of portfolio companies, participating in their board and management meetings, consulting with and advising their officers and providing other organizational and financial guidance.

COMPETITION

Our primary competitors to provide financing to technology-related companies include private equity and venture capital funds, other equity and non-equity based investment funds and investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of these entities have greater financial and managerial resources than we will have. For additional information concerning the competitive risks we face, see “Risk factors—We operate in a highly competitive market for investment opportunities.”

EMPLOYEES

We have no employees. Our day-to-day investment operations are managed by our investment adviser. In addition, we reimburse BDC Partners for an allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer, controller, vice president of investor relations and office manager. See “Management—Investment advisory agreement.”

LEGAL PROCEEDINGS

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

Portfolio companies

The following table sets forth certain information as of September 30, 2005 regarding each portfolio company in which we have a debt or equity investment. The general terms of our loans and other investments are described in “Business—Investment Process—Investment structuring.” We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

Name and Address of Portfolio Company(1)	Industry	Investment	Percentage of Class Held		Cost	Fair Value(2)
(in thousands)
Questia Media, Inc. 24 Greenway Plaza Suite 1000A Houston, TX 77406	digital media	senior secured notes(3)(4)	—		$10,724	$10,724

MortgageIT, Inc. 33 Maiden Lane 6th Floor New York, NY 10038	financial services	senior secured notes	—		15,000	15,000

Advanced Aesthetics Institute 575 North Flager Drive P-300 West Palm Beach, FL 33401	medical services	senior secured notes warrants to purchase common stock(5)	— 3.0%		10,000 —	10,000 —

The Endurance International Group 70 Blanchard Road Burlington, MA 01803	webhosting	senior secured notes(4)(8) convertible preferred stock(5)	— 1.8%		12,711 345	12,711 345

DirectRevenue, LLC 107 Grand Street 3rd Floor New York, NY 10013	internet advertising	senior secured notes(8)(9) warrants to purchase common units(5)	— 1.0%		3,734 240	3,734 0

Avue Technologies Corporation 1145 Broadway Plaza Suite 800 Tacoma, WA 98402	software	warrants to purchase common stock(5)	1.0%		13	13

Trenstar Inc. 5613 DTC Parkway Greenwood Village, CO 80111	logistics technology	senior secured notes(3) warrants to purchase convertible preferred stock(5)	— 1.8%		16,652 —	16,652 —

3001, Inc. 600 Cities Service Highway Sulphur, LA 70664	geospatial imaging	senior unsecured notes preferred stock(6) common stock(6)	— 34.9 11.5	% %	10,000 2,000 1,000	10,000 2,000 1,000

Innovation Interactive, LLC 126 5th Avenue New York, NY 10011	internet advertising	senior secured notes(4)(8) warrants to purchase common units(5)	— 1.8%		9,693 396	9,693 705

Segovia, Inc. 510 Spring Street Suite 210 Herndon, VA 20170	satellite communications	senior secured notes(8) warrants to purchase common stock(5)	— 2.0%		16,773 260	16,773 430

WHITTMANHART, Inc. 440 West Ontario Street Chicago, IL 60610	IT consulting	senior secured notes(4) warrants to purchase common stock(10) convertible preferred stock(5) warrants to purchase convertible preferred stock(5)	— — 1.0 0.1	% %	5,000 — 476 24	5,000 — 476 24

Name and Address of Portfolio Company(1)	Industry	Investment	Percentage of Class Held		Cost	Fair Value(2)
					(in thousands)
CrystalTech Web Hosting, Inc. 6135 N. 7th Street, Suite 101 Phoenix, AZ 85014	webhosting	senior secured notes	—		8,000	8,000

Falcon Communications, Inc. 1708 N. Douglass Malden, MO 63863	satellite communications	senior unsecured notes common stock(5)(6)(11)	— 12.0%		6,000 2,000	6,000 2,000

Climax Group Inc. 210 Main Street Venice, CA 90291	software	senior secured notes(8) guarantee of senior secured notes(7) warrants to purchase common stock(5)(7)	— — 1.5%		4,915 — 100	4,915 — 100

Willow CSN Incorporated 3450 Lakeside Drive, Suite 620 Miramar, FL 33027	virtual workforce services	senior secured notes warrants to purchase common stock(5)	— 1.0%		13,310 200	13,310 200

NetQuote, Inc. 1860 Blake Street Suite 900 Denver, CO 80202	web-based services	senior secured notes	—		15,000	15,000

StayOnline, Inc. 120 Interstate North Parkway Suite 160 Atlanta, GA 30339	internet service provider	senior secured notes(8) preferred stock	— 0.75%		14,645 361	14,645 361

GenuTec Business Solutions, Inc. 6A Liberty St. Suite 200 Aliso Viejo, CA 92656	software	9% cumulative preferred stock(8)(12) warrants to purchase common stock(5)	100.0 3.8	% %	19,901 100	19,901 100

Mortgagebot Acquisition, LLC W57 N14280 Doerr Way Suite 2W Cedarburg, WI 53012	financial Services	senior secured note	—		11.000	11,000

Optimus Corporation 7926 Jones Branch Drive Suite 900 McLean, VA 22102	IT consulting	senior unsecured notes	—		7,000	7,000

					$217,573	$217,812

(1)	We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by our Board of Directors.
(3)	Investment includes payment-in-kind interest.
(4)	Transaction also includes a commitment to fund additional notes and/or warrants upon satisfaction of certain specified conditions.
(5)	Expressed as a percentage of common equity outstanding.
(6)	Preferred stock and/or common stock is indirectly held through limited liability company interests. We hold no voting or investment control over the securities underlying our limited liability company interests.
(7)	Issued by Climax Group Ltd., the parent company of Climax Group Inc.
(8)	Cost and fair value reflect accretion of original issue discount.
(9)	Cost and fair value reflect repayment of principal.
(10)	Warrants only become exercisable upon the earlier of a liquidation event involving WHITTMANHART, Inc., including the sale of or initial public offering by the company, and the repayment of the outstanding senior secured notes in 2010.
(11)	We have no voting rights with respect to the common stock we may be deemed beneficially own in Falcon Communications, Inc.
(12)	Preferred stock convertible to senior secured notes at the option of the Company.

Set forth below is a brief description of each of our portfolio companies.

Questia Media, Inc.

Our original investment in Questia consisted of $10 million in senior secured notes, of which $8 million was made available to Questia at closing with the remaining $2 million available to be drawn down as the company meets certain financial milestones.

Questia provides unlimited access to the full content of an extensive collection of books, journal, magazine and newspaper articles, as well as a wide range of tools, including highlighter, markup, automatic footnotes and bibliography builder. For students and researchers worldwide, the Questia service enables them to efficiently research and compose papers at any time, from any computer with Internet connectivity.

MortgageIT, Inc.

Our original investment in MortgageIT consisted of $15 million in senior secured notes.

MortgageIT is a full-service residential mortgage bank offering a broad array of home mortgage products through an extensive nationwide network of both retail and wholesale offices as well as through MortgageIT’s Internet operations. MortgageIT conducts business through its IPI Skyscraper, MIT Lending and MortgageIT.com operations.

Advanced Aesthetics Institute

Our original investment in Advanced Aesthetics consisted of $10 million in senior secured notes and warrants to purchase common stock.

Advanced Aesthetics has created and is expanding the industry’s first integrated, branded source for aesthetics-improvement services and products that provide predictable results inside a trusted, high service environment. Advanced Aesthetics utilizes credentialed cosmetic medical practitioners that deliver protocol-driven procedures that are overseen by a market leading team of cosmetic medical thought leaders and Johns Hopkins Medicine. In addition, Advanced Aesthetics is the first aesthetic services provider with the ability to track and document treatment outcomes. Advanced Aesthetics uses a host of mature and evolving technologies for measuring the efficacy of skin care, surgical and dental interventions, which includes detailed analysis of skin quality, facial feature symmetry and the potential for dental improvements.

The Endurance International Group

Our original investment in Endurance consisted of $10 million in senior secured notes and warrants to purchase convertible preferred stock, of which $7 million was made available to Endurance at closing with the remaining $3 million available to be drawn down as the company meets certain financial milestones. The commitment was increased to $8 million in April 2005, and Endurance subsequently borrowed a total of $6 million against that commitment.

Endurance is a leading provider of shared website hosting and other online services for small and medium-sized businesses. Endurance currently manages a number of website hosting properties, each of which is a provider of web services to a targeted segment of the small business community.

DirectRevenue, LLC

Our original investment in Direct Revenue consisted of $6.7 million in senior secured notes and warrants to purchase common units. The principal amount of the senior secured notes has been subsequently paid down to approximately $3.6 million.

DirectRevenue provides a suite of technology solutions that enable marketers to deliver highly targeted contextual advertisements to consumers and enables providers of software, services and content to offer free, ad-supported versions of their products.

Avue Technologies Corporation

Our original investment in Avue consisted of $7.5 million in senior secured notes and warrants to purchase common stock, of which $2.5 million was made available to Avue at closing with the remaining $5 million available to be drawn down as the company meets certain financial milestones. The principal amount of the senior secured notes was subsequently paid off in full and the commitment terminated. The remaining investment consists solely of warrants to purchase common stock.

Avue is the recognized market leader and technology innovator in public sector workforce management. The company provides the public sector with integrated technology and service solutions that dramatically increase organization-wide management effectiveness, workforce productivity, and manager and worker satisfaction.

TrenStar, Inc.

Our original investment in TrenStar consisted of $15 million in senior secured notes and warrants to purchase common convertible preferred stock. PIK interest received on the senior secured notes has been recorded as principal and reflected in an increase in both cost and fair value of such notes since their initial issuance.

TrenStar’s supply chain technology and services heritage has evolved into a pioneering radio frequency identification (“RFID”)-enabled, “pay-per-use” model of mobile asset management designed to reduce transportation and operating costs for companies invested in containers that move raw materials, work-in-progress and finished goods through the supply chain. TrenStar’s three-part asset management, logistics services and supply chain technology solutions, integrating RFID and container tracking software, is offered to qualified clients for no up front cost. TrenStar and its affiliates focus on brewing, beverage, food, synthetic rubber, air cargo, healthcare and other asset-intensive industries.

3001, Inc.

Our original investment in 3001 consisted of $10 million in senior unsecured notes, $2 million in preferred stock and $1 million in common stock.

3001 is a leading single-source provider of geospatial data production and analysis, including airborne imaging, surveying, mapping, and Geographic Information Systems (GIS). 3001 maintains its leadership position in mapping and remote sensing technologies by developing, adapting and commercializing new technologies and software to reveal new information about the earth, to increase mapping accuracy, and to accelerate the speed of production.

Innovation Interactive, LLC (f/k/a, eXact Advertising, LLC)

Our original investment in Innovation consisted of $15 million in senior secured notes and warrants to purchase common units, of which $5 million was made available to Innovation at closing with the remaining $10 million available to be drawn down as the company meets certain financial milestones. In May 2005, Innovation borrowed $5 million against the commitment facility.

Innovation focuses on the delivery of a suite of online solutions that provide highly-targeted advertising to customers based on real-time behavior.

Segovia, Inc.

Our original investment in Segovia consisted of $15 million in senior secured notes with warrants. On September 30, 2005, we made an additional investment of $2 million in senior secured notes issued by Segovia.

Segovia is a leading provider of secure global voice, data, and video broadband satellite services.

WHITTMANHART, Inc.

Our original investment in WHITTMANHART consisted of $12 million in senior secured notes, of which $5 million was made available to WHITTMANHART at closing with the remaining $7 million available to be drawn down as the company meets certain financial milestones, as well as $500,000 in convertible preferred stock and certain warrants to purchase common stock.

WHITTMANHART is a privately held consulting company providing integrated solutions in digital communications, process improvement, and enabling technologies to Fortune 1000 and premier middle-market companies.

CrystalTech Web Hosting, Inc.

Our original investment in CrystalTech consisted of $8 million in senior secured notes.

CystalTech is an Internet services company providing web hosting services as well as domain registration and other services to small businesses and individuals. CrystalTech is a wholly owned subsidiary of Newtek Business Services, Inc., a publicly traded provider of financial and business services to small and medium-sized businesses.

Falcon Communications, Inc.

Our original investment in Falcon Communications consisted of $6 million in senior unsecured notes and $2 million in common stock.

Falcon Communications is a global provider of mobile and fixed satellite communications services to commercial, U.S. and international government clients, as well as emergency response, crisis management and humanitarian organizations. Falcon Communications’ products and services are focused on providing best value, reliable communications solutions. Falcon Communications’ global reach provides instant worldwide, secure, on demand communications to the end user.

Climax Group Inc.

Our original investment in Climax Group Inc. consisted of $5 million in senior secured notes issued by Climax Group Inc., and warrants to purchase common stock issued by its parent, Climax Group Ltd., which also serves as a guarantor of the senior secured notes.

Climax Group Inc. develops technologically advanced and critically acclaimed interactive games software for all major console platforms. The Company works with major worldwide publishers such as Microsoft, SCEA, Buena Vista Games and THQ to create such hit titles as ATV Offroad Fury 3, Sudeki and the Moto GP series on Xbox and PC.

Willow CSN Incorporated

Our original investment in Willow CSN Incorporated consisted of $13.5 million in senior secured notes with warrants.

Willow CSN Incorporated provides enterprise clients with an on-demand pool of highly skilled agents, using newly developed technology and process expertise to recruit, train and manage agents in a fully virtual environment.

NetQuote, Inc.

Our original investment in NetQuote consisted of $15 million in senior secured notes.

NetQuote operates a web-based business through which local insurance agents and national insurance companies acquire leads of consumers seeking to purchase competitively-priced insurance policies. NetQuote’s website and services enable consumers, at no cost, to receive multiple insurance quotes from the Company’s network of independent local insurance agents and local representatives from its national insurance partners.

StayOnline, Inc.

Our original investment in Stay Online consisted of $15 million in senior secured notes.

StayOnline is an Internet service provider offering wireless high-speed Internet access solutions exclusively for the hospitality and lodging industry.

GenuTec Business Solutions, Inc.

Our original investment in GenuTec consisted of $20 million in preferred stock, which is convertible, at our option, into senior secured notes.

GenuTec Business Solutions, Inc. is a provider of interactive voice messaging services to businesses for marketing and notification purposes. GenuTec was founded to provide communications solutions to enhance sales, marketing and customer care for businesses. These tools are designed to complement existing technologies, without requiring additional expenditure by customers for specialized hardware or software.

Mortgagebot, LLC

Our original investment in Mortgagebot consisted of $11 million in senior second lien notes.

Mortgagebot is a provider of Internet-based loan origination solutions for the mortgage lending industry. Mortgagebot was founded in 1997 as a division of Marshall & Ilsley Corporation, a diversified financial services company, and spun-off as an independent company through a management led buyout in April 2001. A pioneer in the online mortgage lending arena, Mortgagebot combines its mortgage banking experience with technology to create turnkey and comprehensive Internet solutions for mortgage lenders nationwide.

Optimus Corporation

Our original investment in OPTIMUS consisted of $7 million in senior unsecured notes.

OPTIMUS is a provider of innovative technology solutions. Since 1992, OPTIMUS has designed, developed and delivered information technology tools and services to enhance public safety, health and the national defense.

Determination of net asset value

We determine the net asset value of our investment portfolio each quarter.

The Company carries its investments at fair value, as determined in good faith by the Board of Directors. Securities that are publicly traded are valued at the reported closing price on the valuation date. Debt and equity securities that are not publicly traded are valued at fair value as determined in good faith by the Board of Directors. In connection with that determination, members of the Company’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. Since March 2004, the Company has also engaged an independent valuation firm, Houlihan Lokey Howard & Zukin (“HLHZ”), to perform independent valuations of its investments. On April 27, 2005, upon the recommendation of the Company’s Valuation Committee, the Board of Directors approved a change in the Company’s valuation process, whereby HLHZ will not prepare valuations for any portfolio investments that, when combined with all other investments in the same portfolio company, have a fair value as of the previous quarter of less than $2 million.

The Board of Directors uses the recommended valuations as prepared by management and HLHZ, respectively, as a component of the foundation for its final fair value determination. In making such determination, the Board of Directors values non-convertible debt securities at cost plus amortized original issue discount, plus payment-in-kind (“PIK”) interest, if any, unless adverse factors lead to a determination of a lesser valuation. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had others made the determination using the same or different procedures or had a readily available market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses implied by the valuation currently assigned to such investments. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including when the enterprise value of the portfolio company does not currently support the carrying value of our debt or equity investment. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as the net change in unrealized appreciation or depreciation.

Management

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, TIM, and our Investment Committee, which currently consists of Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer. Our Investment Committee must approve each new investment that we make. The members of our Investment Committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. Such members are, however, employed by our investment adviser, TIM. In addition, Messrs. Cohen and Rosenthal, through their ownership of BDC Partners, the managing member of TIM, are entitled to a portion of any investment advisory fees paid by TICC to TIM.

Because our investment adviser, TIM, currently provides portfolio management services only to us, we do not believe there are any conflicts of interests with respect to TIM’s management of our portfolio on the one hand, and the management of other accounts or investment vehicles by TIM on the other. However, Mr. Cohen is currently the owner and principal of JHC Capital Management, a registered sub-adviser to the Royce Technology Value Fund. As a result, Mr. Cohen may be subject to certain conflicts of interests with respect to his management of our portfolio on the one hand, and his obligations to manage the Royce Technology Value Fund through JHC Capital Management on the other.

BOARD OF DIRECTORS

Our Board of Directors oversees our management. The responsibilities of each director include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors maintains an Audit Committee and a Valuation Committee, and may establish additional committees in the future.

Certain information with respect to each of the directors is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that they hold, and the year in which each of them became a director of TICC. The business address of each director listed below is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

INDEPENDENT DIRECTORS

The following directors are not “interested persons” of TICC as defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information
Steven P. Novak (2003)	56	Mr. Novak currently serves as president of Palladio Capital Management, LLC and as the principal and managing member of the General Partner of Palladio Partners, LP, an equities hedge fund that commenced operations in July 2002. Prior to founding Palladio, Mr. Novak was a Managing Director of C.E. Unterberg, Towbin from February 1993 through December 2001. Mr. Novak serves on the board of directors of CyberSource Corporation, a publicly traded internet based epayments processor company, and TAC Acquisition Corp., a special purpose acquisition company formed for the purpose of acquiring one or more operating businesses in the technology-related sector.

G. Peter O’Brien (2003)	59	Mr. O’Brien was a member of the Board of Trustees of Colgate University from May 1996 to May 2005 and is

Name and Year First Elected Director	Age	Background Information
		currently a member of the Board of Directors of Hill House, Inc., a congregate care facility for low income elderly residents in Riverside, Connecticut. Mr. O’Brien retired as a managing director of Merrill Lynch & Co. in 1999 after working in the equity capital markets area since he joined Merrill Lynch & Co. in 1971. Mr. O’Brien serves on the board of directors of the Legg Mason Family of Mutual Funds, the Royce Funds and the Renaissance IPO Plus Aftermarket Fund.

Tonia L. Pankopf (2003)	37	Ms. Pankopf was a senior analyst and managing director at Palladio Capital Management from January 2004 through April 2005. She was an independent consultant from July 2003 through December 2003. She previously served as an analyst with P.A.W. Capital Partners, LP from 2001 to July 2003. Ms. Pankopf was a senior analyst and vice president at Goldman, Sachs & Co. from 1999 to 2001 and at Merrill Lynch & Co. from 1998 to 1999.

INTERESTED DIRECTORS

Messrs. Cohen and Royce are “interested persons” of TICC as defined in the 1940 Act. Mr. Cohen is an interested person of TICC due to his position as Chief Executive Officer of TICC and TIM, TICC’s investment adviser, and as the managing member of BDC Partners, the managing member of TIM. Mr. Royce is an interested person of TICC due to his relationship with Royce & Associates.

Name and Year First Elected Director	Age	Background Information
Jonathan H. Cohen (2003)	40	Mr. Cohen has served as chief executive officer of Technology Investment Capital Corp. and its investment adviser, Technology Investment Management, and the managing member of BDC Partners, since 2003. In addition, Mr. Cohen has served since 2005 as chief executive officer and chairman of the board of TAC Acquisition Corp., a special purpose acquisition company formed for the purpose of acquiring one or more operating businesses in the technology-related sector. Mr. Cohen has also served since 2005 as the chief executive officer of T2 Advisers, LLC, which serves as the investment adviser to T2 Income Fund Limited, a fund established and operated in Guernsey for the purpose of investing primarily in the debt and equity of foreign companies operating in the technology sector. Mr. Cohen is also the owner, managing member, and a principal of JHC Capital Management, a registered investment adviser that serves as the sub-adviser to the Royce Technology Value Fund, and was previously a managing member and principal of Privet Financial Securities, LLC, a registered broker-dealer, from 2003 to 2004. Prior to founding JHC Capital Management in 2001, Mr. Cohen managed technology research groups at Wit SoundView from 1999 to 2001. He has also managed securities research groups at Merrill Lynch & Co. from 1998 to 1999.

Name and Year First Elected Director	Age	Background Information
Charles M. Royce (2003)	65	Mr. Royce became president and chief investment officer (in 1972) and a member of the Board of Managers (in 2001) of Royce & Associates. He also manages or co-manages ten of Royce & Associates’ open- and closed-end registered funds. Mr. Royce serves on the board of directors of The Royce Funds.

INFORMATION ABOUT EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following information pertains to our executive officers who are not directors of TICC. Certain of our executive officers may serve as directors of, or on the board of managers of, certain of our portfolio companies.

Name	Age	Background Information
Saul B. Rosenthal	37	Mr. Rosenthal has served as chief operating officer since 2003 and president since 2004 of Technology Investment Capital Corp. and its investment adviser, Technology Investment Management, and is a member of BDC Partners. Mr. Rosenthal was previously president of Privet Financial Securities, LLC, a registered broker-dealer, from 2003 to 2004. Mr. Rosenthal led the private financing/public company effort at SoundView Technology Group, an investment bank, from 2000 to 2002, where he co-founded SoundView’s private equity group. In addition, Mr. Rosenthal has served since 2005 as president and a director of TAC Acquisition Corp., a special purpose acquisition company formed for the purpose of acquiring one or more operating businesses in the technology-related sector. Mr. Rosenthal has also served since 2005 as the president of T2 Advisers, LLC and a non-independent director of T2 Income Fund Limited, a fund established and operated in Guernsey for the purpose of investing primarily in the debt and equity of foreign companies operating in the technology sector, for which T2 Advisers, LLC serves as investment adviser.

Patrick F. Conroy	48	Mr. Conroy has served as the chief financial officer since 2003, and the chief compliance officer, treasurer, and corporate secretary since 2004 of Technology Investment Capital Corp., Technology Investment Management, and BDC Partners. He joined the Company in December 2003, and was previously a consultant on financial reporting and compliance matters, as well as an adjunct professor of accounting and finance at St. Thomas Aquinas College. Mr. Conroy has also served since 2005 as the chief financial officer of T2 Advisers, LLC and the chief financial officer and a non-independent director of T2 Income Fund Limited, a fund established and operated in Guernsey for the purpose of investing primarily in the debt and equity of foreign companies operating in the technology sector, for which T2 Advisers, LLC serves as investment adviser. Mr. Conroy was the chief financial officer of New York Mercantile Exchange from 1993 to 2003. He is a certified public accountant.

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board of Directors has established an Audit Committee and a Valuation Committee. During 2004, the board of directors of the Company held six board meetings, four audit committee meetings, and four valuation committee meetings. All directors attended at least 75% of the aggregate number of meetings of the board and of the respective committees on which they served. The Company requires each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders.

The Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of the independent registered public accounting firm for TICC, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of TICC’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing TICC’s annual financial statements and periodic filings, and receiving TICC’s audit reports and financial statements. The Audit Committee is presently composed of Messrs. Novak and O’Brien and Ms. Pankopf, all of whom are considered independent under the rules of the Nasdaq National Market. Our Board of Directors has determined that Mr. Novak is an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K of the 1934 Act. Mr. Novak meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of TICC as that term is defined in Section 2(a)(19) of the 1940 Act. The audit committee met on four occasions during 2004.

The Nominating Committee

TICC does not have a nominating committee. A majority of the independent directors of the board of directors, in accordance with the Nasdaq National Market listing standards, recommends candidates for election as directors. TICC does not currently have a charter or written policy with regard to the nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not have been considered had one been received.

The Company’s independent directors will consider qualifed director nominees recommended by stockholders when such recommendations are submitted in accordance with the Company’s bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

In evaluating director nominees, the independent members of the Board of Directors consider the following factors:

•	the appropriate size and composition of TICC’s Board of Directors;

•	whether or not the person is an “interested person” of TICC as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of TICC with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	appreciation of the relationship of TICC’s business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

Our Board of Directors’ goal is to assemble a Board of Directors that brings to TICC a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the independent members of the Board of Directors may also consider such other factors as they may deem are in the best interests of TICC and its stockholders. The Board of Directors also believes it appropriate for certain key members of TICC’s management to participate as members of the Board of Directors.

The independent members of the Board of Directors identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to TICC’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the above criteria. Research may also be performed to identify qualified individuals. To date, TICC has not engaged third parties to identify or evaluate or assist in identifying potential nominees although TICC reserves the right in the future to retain a third party search firm, if necessary.

The Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our loans and investments. The Valuation Committee is presently composed of Messrs. Novak and O’Brien and Ms. Pankopf. The Valuation Committee met on four occasions during 2004.

The Compensation Committee

TICC does not have a compensation committee because our executive officers do not receive any direct compensation from TICC.

COMPENSATION

The following table sets forth compensation of the Company’s directors, none of whom is an employee of the Company, and its executive officers for the year ended December 31, 2004.

COMPENSATION TABLE

Name and Position	Aggregate Compensation from TICC		Pension or Retirement Benefits Accrued as Part of TICC’s Expenses(1)	Total Compensation Paid to Directors(2)
Interested Directors
Jonathan H. Cohen	$—		None	$—
Charles M. Royce	—		None	—

Independent Directors
Steven P. Novak	47,000	(2)	None	47,000
G. Peter O’Brien	47,000	(2)	None	47,000
Tonia L. Pankopf	47,000	(2)	None	47,000

Executive Officers
Patrick F. Conroy	—	(3)	None	—
Saul B. Rosenthal	—	(4)	None	—
Lee D. Stern	—	(4)(5)	None	—

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(2)	Consists of directors’ fees paid by the Company during 2004.
(3)	The compensation of our chief financial officer is paid by BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by him to the Company. For the fiscal year ending December 31, 2004, the amount of the reimbursement was approximately $156,600.
(4)	With the exception of our chief financial officer, none of our officers receives compensation from the Company.
(5)	As of October 31, 2005, Mr. Stern resigned from his position as Executive Vice President and Chief Transaction Officer.

COMPENSATION OF DIRECTORS

The independent directors receive an annual fee of $35,000 and $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting. No additional fees were paid in connection with attending committee meetings. No compensation was paid to directors who are interested persons of the Company as defined in the 1940 Act.

INVESTMENT ADVISORY AGREEMENT

Management Services

TIM serves as our investment adviser. TIM is a recently formed investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, TIM manages the day-to-day operations of, and provides investment advisory services to, TICC. Under the terms of the investment advisory agreement, TIM:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make;

•	closes, monitors and services the investments we make; and

•	determines what securities we will purchase, retain or sell.

TIM’s services under the investment advisory agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. However, TIM has agreed that, during the term of the investment advisory agreement, it will not serve as investment adviser to any other public or private entity that utilizes a principal investment strategy of providing debt financing to technology-related companies similar to those we target.

Management Fee

We pay TIM a fee for investment advisory services consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to TIM, and any incentive fees earned by TIM, is ultimately borne by our common stockholders.

The base management fee is calculated at an annual rate of 2.00% of gross assets. For services rendered under the investment advisory agreement, the base management fee will be payable quarterly in arrears, and will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances, repurchases or redemptions during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately prorated.

The incentive fee has two parts, as follows: One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income earned during the calendar quarter, minus our operating expenses for the quarter (including the base management fee and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes any consulting or other fees that we receive from portfolio companies, but does not include any net realized capital gains. Pre-incentive fee net investment income also does not include any unrealized capital gains or losses. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to one-fourth of the applicable annual “hurdle rate.” TIM is entitled to 20.0% of the excess (if any) of our pre-incentive fee net investment income for the quarter over one-fourth of the applicable annual hurdle rate. The annual hurdle for the period from the closing of our initial public offering through and including December 31, 2004 is 8.27%, which is equal to the interest rate payable, at the beginning of the period, on the most recently issued five-year U.S. Treasury Notes plus 5.0%. For each calendar year commencing on or after January 1, 2005, the annual hurdle rate will be determined as of the immediately preceding December 31st by adding 5.0% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.0%. The current hurdle rate, calculated as of December 31, 2004, is 8.63%. The calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances, redemptions or repurchases during the current quarter. In addition, in the event we realize deferred loan interest in excess of our available capital, we may be required to liquidate assets in order to pay a portion of the incentive fee. TIM, however, is not required to reimburse us for the portion of any fees attributable to accrued deferred loan interest in the event of a default of the obligor.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), commencing on December 31, 2004, and will equal 20.0% of our net realized capital gains for the calendar year less any unrealized capital losses for such year; provided that the incentive fee as of December 31, 2004 was calculated for a period of longer than twelve calendar months to take into account any net realized capital gains and unrealized capital losses for the period ended December 31, 2003.

Examples of Incentive Fee Calculation

Total Incentive Fee = income related portion of incentive fee plus capital gains portion of incentive fee

Example 1: Income-related portion of incentive fee:(1)

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 8%

Hurdle rate = 8.27%

Management fee = 2%(2)

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 1%

Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 5%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 12%

Hurdle rate = 8.27%

Management fee = 2%(2)

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 1%

Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 9%

Incentive Fee = 20% x (12% – (8.27 + 2% + 1%))

= 20% x (12% – 11.27%)

= 20% x .73%

= 0.146%

(1)	For purposes of this example, these calculations are shown on an annual basis and the hypothetical amount of returns shown are based on a percentage of our total net assets and assumes no leverage.
(2)	Based on average gross assets, but assumes no leverage.

Example 2: Capital gains portion of incentive fee:(1)

Assumptions

Year 1 = no net realized capital gains or losses

Year 2 = 6% net realized capital gains, 1% unrealized capital losses and 0% unrealized gains

Year 3 = 12% net realized capital gains, 2% unrealized capital losses and 2% unrealized gains

Capital gains incentive fee = 20% x (net realized capital gains for year less unrealized capital losses for the period)

Year 1 incentive fee	= 20% x (0) = 0 = no incentive fee

Year 2 incentive fee	= 20% x (6% – 1%) = 20% x (5%) = 1%

Year 3 incentive fee	= 20% x (12% – 2%) = 20% x (10%) = 2%

(1)	The hypothetical amount of returns shown are based on a percentage of our total net assets and assumes no leverage.

Total Incentive Fee

To determine the total incentive fee, you must add the income-related portion of the incentive fee with the capital gains portion of the incentive fee. For example, if the income-related portion of the incentive fee is 0.146% as set forth in Alternative 2 to the first example above and the capital gains portion of the incentive fee is 2.0% as set forth in Year 3 to the second example above, the total incentive fee would be 2.146% as a percentage of our total gross assets (assuming no leverage). These amounts are based on the hypothetical amounts reflected in the above examples, and the actual amount for either portion of the incentive fee may differ.

Payment of our Expenses

All personnel of our investment adviser when and to the extent engaged in providing investment advisory services, and the compensation and expenses of such personnel allocable to such services, will be provided and paid for by BDC Partners, the investment adviser’s managing member. We are responsible for all other costs and expenses of our operations and transactions, including (without limitation) the cost of calculating our net asset value; the cost of effecting sales and repurchases of shares of our common stock and other securities; investment advisory fees; fees payable to third parties relating to, or associated with, making investments (in each case subject to approval of our Board of Directors); transfer agent and custodial fees; federal and state registration fees; any exchange listing fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions; costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by either BDC Partners or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our Chief Financial Officer, Vice President of Business Development and other administrative support personnel. All of these expenses are ultimately borne by our common stockholders.

Duration and Termination

The investment advisory agreement was approved by our Board of Directors initially on August 1, 2003 and again, as amended, on October 28, 2003. On June 17, 2004, our shareholders approved an amendment to our investment advisory agreement that changed our base fee from 2.0% of net assets to 2.0% of gross assets, which would include any assets attributable to leverage, such as borrowings and the issuance of preferred shares. The portion of the investment advisory fee payable subsequent to that date was calculated in accordance with the terms of that amendment.

Unless earlier terminated as described below, the investment advisory agreement, as amended, will remain in effect for a period of two years from the date it was amended and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk factors—Risks relating to our business and structure—We are dependent upon TIM’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.”

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, TIM and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it, including without limitation BDC Partners, are entitled to indemnification from

TICC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of TIM’s services under the investment advisory agreement or otherwise as an investment adviser of TICC.

Organization of the Investment Adviser

TIM is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. BDC Partners, a Delaware limited liability company, is its managing member and provides the investment adviser with all personnel necessary to manage our day-to-day operations and provide the services under the investment advisory agreement. BDC Partners has no investment advisory operations separate from serving as the managing member of TIM. The principal address of TIM and BDC Partners is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Royce & Associates, a Delaware limited liability company, is the investment adviser’s non-managing member. Royce & Associates has agreed to make Mr. Royce or certain other portfolio managers available to the investment adviser to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

Investment Personnel

Our investment personnel currently consists of our executive officers, Jonathan H. Cohen, Saul B. Rosenthal, and three additional investment professionals.

The following information pertains to the investment personnel of TIM who are not executive officers of TICC:

Kenneth R. MacArtney. Mr. MacArtney is the senior managing director of TIM. Mr. MacArtney has over 27 years of corporate finance, lending, and investing experience focused on the middle market. Most recently, he was a co-founder and managing partner of Greyrock Capital Group, a government-licensed small business investment company providing mezzanine capital to the middle market. Prior to that, he was managing director-corporate finance at Bank of America, where he completed investments in middle-market businesses at all levels of the capital structure. He started his career at Marine Midland Bank in New York, and moved to the Corporate Finance Division of Heller Financial where he led a portfolio management team in Leveraged Finance. Mr. MacArtney has a BA in Economics and International Relations from Colgate University, and has an MBA in Finance from NYU’s Stern School of Business.

Darryl M. Monasebian. Mr. Monasebian is the managing director and head of portfolio management of TIM. Mr. Monasebian has also served since 2005 as the managing director, portfolio management, of T2 Advisers, LLC, the investment adviser to a fund, T2 Income Fund Limited, established and operated in Guernsey for the purpose of investing primarily in the debt and equity of foreign companies operating in the technology sector. Prior to joining TIM, Mr. Monasebian was a director in the Merchant Banking Group at BNP Paribas, and prior to that was a director at Swiss Bank Corporation and a senior account officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an investment analyst in the Corporate Investments Department.

Barry A. Osherow. Mr. Osherow is a senior vice president of TIM and a senior vice president of T2 Advisers, LLC, the investment adviser to a fund, T2 Income Fund Limited, established and operated in Guernsey for the purpose of investing primarily in the debt and equity of foreign companies operating in the technology sector. He has over nine years of experience in financing companies. From 2002 to 2004, Mr. Osherow was vice president of Privet Financial Securities, a registered broker-dealer and financial consultant to small- to medium-sized private and public technology companies. He was previously at SoundView Technology Group from 2000 to 2002, where he was most recently employed as an associate in the Private Equity Group, which he co-founded.

Mr. Osherow was a founding employee of Wit Capital in 1996 (which merged with SoundView) and worked on developing several business units, including brokerage, public relations, investor relations, equity sales and marketing. Prior to Wit Capital, he was vice president of Spring Street Brewing Company, where he was in charge of sales, marketing and merchandising. He began his career at Lehman Brothers from 1994 to 1995.

Administration Agreement

Pursuant to a separate administration agreement, BDC Partners furnishes us with office facilities, together with equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, BDC Partners also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, BDC Partners assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer, controller, vice president of investor relations and office manager. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, BDC Partners and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from TICC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of BDC Partners’ services under the administration agreement or otherwise as administrator for TICC.

Certain U.S. federal income tax considerations

As a business development company, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our 2003 taxable year. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

TAXATION AS A REGULATED INVESTMENT COMPANY

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	at all times during each taxable year, have in effect an election to be treated as a business development company under the 1940 Act;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses.

Pursuant to the American Jobs Creation Act of 2004 (the “2004 Tax Act”), for taxable years of a RIC beginning after October 22, 2004, net income derived from an interest in certain “qualified publicly traded partnerships” will be treated as qualifying income for purposes of the 90% gross income requirement, and no more than 25% of a RIC’s assets may be invested in the securities of one or more qualified publicly traded partnerships. In addition, the separate treatment for publicly traded partnerships under the passive loss rules applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. The remainder of this discussion assumes we will qualify as a RIC for each taxable year.

TAXATION OF U.S. STOCKHOLDERS

Distributions by us generally will be taxable to U.S. stockholders as ordinary income or capital gains (for purposes of this discussion, a “U.S. stockholder” is any stockholder who is not a “Non-U.S. Person” as defined below). Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (that is, the excess of our realized net long-term capital gains in excess of realized net short-term capital losses) regardless of the U.S. stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2008, distributions of investment company taxable income that is designated by us as being derived from “qualified dividend income” will be taxed in the hands of non-corporate stockholders at the rates applicable to long term capital gain, provided that holding period and other requirements are met by both the stockholders and us. (However, distributions paid by us generally will not be eligible for the preferential tax rate applicable to “qualified dividend income,” since our income generally will not consist of dividends). Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. (We currently intend to pay only our ordinary income distributions in cash.) See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may opt to retain some or all of our capital gains, but to designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include his or her share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend. Such excess generally may be claimed as a credit or refund against the U.S. stockholder’s other U.S. federal income tax obligations. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

We will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (i) whether the 90% distribution requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder generally will still be treated as receiving the dividend in the taxable year in which the distribution is made and any capital gain dividend will be treated as a capital gain dividend to the U.S. stockholder. However, any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from the sale or exchange of our common stock generally will be a capital gain or loss if the common stock is held as a capital asset. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally apply in determining the holding period of such stock. The ability to deduct capital losses may be subject to other limitations under the Code.

In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 15% (with lower rates applying to taxpayers in the 10% and 15% tax rate brackets) for years beginning on or before December 31, 2008 on their net long-term capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our common stock. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, long-term capital gain and “qualified dividend income,” if any. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal

Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction.

Backup withholding may apply to taxable distributions on the common stock with respect to certain non-corporate U.S. stockholders. Such U.S. stockholders generally will be subject to backup withholding unless the U.S. stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

TAXATION OF NON-U.S. PERSONS

For purposes of the following discussion, a “Non-U.S. Person” is a beneficial owner of shares of stock that is not, for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State or the District of Columbia or otherwise treated or taxed as a United States corporation for U.S. federal income tax purposes, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (v) a certain electing trust. If a partnership holds shares, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. Partners of partnerships holding shares should consult their tax advisor as to whether they are Non-U.S. Persons.

Whether an investment in our common stock is appropriate for a Non-U.S. person will depend upon that person’s particular circumstances. Non-U.S. persons should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to stockholders that are Non-U.S. Persons will currently be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Persons, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. In that case, we will not have to withhold U.S. federal withholding tax if the Non-U.S. Person complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Person that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors. Under the provisions of the 2004 Tax Act, dividends paid to Non-U.S. Persons that are derived from short-term capital gains and certain qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by us as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to U.S. federal withholding tax. This provision generally would apply to distributions with respect to taxable years beginning after December 31, 2004 and before January 1, 2008. It is not certain that any of our distributions will be designated as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a stockholder that is a Non-U.S. Person, and gains realized by a Non-U.S. Person upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Person and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Person in the United States, or, in the case of an individual, the Non-U.S. Person was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. Pursuant to the 2004 Tax Act, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to U.S. federal withholding tax and may give rise to an obligation on the part of the Non-U.S. Person to file a U.S. federal income tax return. This provision generally would apply to distributions with respect to taxable years beginning after December 31, 2004 and before January 1, 2008.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a Non-U.S. Person will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Person must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Person would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Person, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a Non-U.S. Person.

Under our dividend reinvestment plan, if a Non-U.S. Person owns shares of common stock registered in its own name, the Non-U.S. Person will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our “investment company taxable income” and it is not effectively connected with a U.S. trade or business of the Non-U.S. Person (or, if a treaty applies, it is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. Person, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. Person will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Person’s account.

A Non-U.S. Person who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Person provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Person or the Non-U.S. Person otherwise establishes an exemption from backup withholding.

Non-U.S. Persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

Regulation as a business development company

GENERAL

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are not generally able to issue and sell our common stock at a price below net asset value per share. See “Risk factors—Risks relating to our business and structure—Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a business development company, we are subject to certain risks and uncertainties. See “Risk factors—Risks relating to our business and structure.”

QUALIFYING ASSETS

As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities of an eligible portfolio company that are purchased in transactions not involving any public offering. An eligible portfolio company is defined under the 1940 Act to include any issuer that:

•	is organized and has its principal place of business in the U.S.;

•	is not an investment company or a company operating pursuant to certain exemptions under the 1940 Act, other than a small business investment company wholly owned by a business development company; and

•	does not have any class of publicly traded securities with respect to which a broker may extend margin credit.

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to those securities; and

•	Cash, cash items, government securities, or high quality debt securities (as defined in the 1940 Act), maturing in one year or less from the time of investment.

Amendments promulgated in 1998 by the Federal Reserve expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question to the business development company industry as to whether a private company that has outstanding debt securities would qualify as an “eligible portfolio company” under the 1940 Act.

The SEC has issued proposed rules to correct the unintended consequence of the Federal Reserve’s 1998 margin rule amendments of apparently limiting the investment opportunities of business development companies. In general, the SEC’s proposed rules would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. We do not believe that these proposed rules will have a material adverse effect on our operations.

Until the SEC or its staff has taken a final public position with respect to the issue discussed above, we will continue to monitor this issue closely, and may be required to adjust our investment focus to comply with and/or take advantage of any future administrative position, judicial decision or legislative action.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a business development company. See “Risk factors—Risks relating to our business and structure—Our ability to invest in private companies may be limited in certain circumstances.”

SIGNIFICANT MANAGERIAL ASSISTANCE

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to make available to the issuer of those securities significant managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to our portfolio companies.

INVESTMENT CONCENTRATION

Our investment objective is to maximize our portfolio’s total return, principally by investing in the debt and/or equity securities of technology-related companies. In this respect, we intend to concentrate in the technology sector and to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in technology-related companies. This 80% policy is not a fundamental policy and therefore may be changed without the approval of our stockholders. However, we may not change or modify this policy unless we provide our stockholders with at least 60 days prior notice. See “Risk factors—Risks related to our investments—Our portfolio may be concentrated in a limited number of portfolio companies.”

CODE OF ETHICS

As required by the 1940 Act, we maintain a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. See “Risk factors—Risks relating to our business and structure—There are significant potential conflicts of interest.” Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

COMPLIANCE POLICIES AND PROCEDURES

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

SARBANES-OXLEY ACT OF 2002

On July 30, 2002, President Bush signed into law the Sarbanes-Oxley Act. The Sarbanes-Oxley Act imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	Pursuant to Rule 13a-14 of the 1934 Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Pursuant to Rule 13a-15 of the 1934 Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•	Pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

FUNDAMENTAL INVESTMENT POLICIES

The restrictions identified as fundamental below, along with our investment objective of seeking to maximize total return, are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act. The percentage restrictions set forth below, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

As a matter of fundamental policy, we will not: (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the 1933 Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (A) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, (B) own the securities of companies that are in the business of buying, selling or developing real estate or (C) finance the purchase of real estate by our portfolio companies); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities issued by our portfolio companies); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); or (5) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations or in hedging the risks associated with interest rate fluctuations), and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the 1933 Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, unless otherwise permitted by the 1940 Act, we currently cannot acquire more than 3% of the voting securities of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest, in the aggregate, in excess of 10% of the value of our total assets in the securities of one or more investment companies. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

PROXY VOTING

We have delegated our proxy voting responsibility to our investment adviser, TIM. The Proxy Voting Policies and Procedures of TIM are set forth below. (The guidelines are reviewed periodically by TIM and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to TIM).

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. In general, we will vote proxies in accordance with these guidelines unless: (1) we have determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we might find it necessary to vote contrary to our general guidelines to maximize shareholder value and vote in our clients’ best interests. In such cases, a decision on how to vote will be made by the proxy voting committee (as described below). In reviewing proxy issues, we will apply the following general policies:

Elections of Directors

In general, we will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the board or we determine that there are other compelling reasons for withholding votes for directors, the proxy voting committee will determine the appropriate vote on the matter. We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors

We believe that the company remains in the best position to choose the auditors and will generally support management’s recommendation.

Changes in Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws may be required by state or federal regulation. In general, we will cast our votes in accordance with the company’s management on such proposals. However, the proxy voting committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions

We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the proxy voting committee will analyze such proposals on a case-by-case basis.

Proposals Affecting Shareholder Rights

We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance

We recognize the importance of good corporate governance in ensuring that management and the Board of Directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company.

Anti-Takeover Measures

The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits

We will generally vote with management on stock split matters.

Limited Liability of Directors

We will generally vote with management on matters that would affect the limited liability of directors.

Social and Corporate Responsibility

The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

We will generally vote proxies in accordance with these guidelines. In circumstances in which (1) we have determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we might find it necessary to vote contrary to our general guidelines to maximize shareholder value and vote in our clients’ best interests, the proxy voting committee will vote the proxy.

Proxy Voting Committee

We have formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.

Conflicts of Interest

We recognize that there may be a potential conflict of interest when we vote a proxy solicited by an issuer that is our advisory client or a client or customer of one of our affiliates or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. We believe that adherence to these policies and procedures ensures that proxies are voted with only our clients’ best interests in mind. To ensure that our votes are not the product of a conflict of interests, we require that: (i) anyone involved in the decision making process (including members of the proxy voting committee) disclose to the chairman of the proxy voting committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting

Each account’s custodian will forward all relevant proxy materials to us, either electronically or in physical form to the address of record that we have provided to the custodian.

Proxy Recordkeeping

We must retain the following documents pertaining to proxy voting:

•	copies of our proxy voting polices and procedures;

•	copies of all proxy statements;

•	records of all votes cast by us;

•	copies of all documents created by us that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and

•	copies of all written client requests for information with regard to how we voted proxies on behalf of the client as well as any written responses provided.

All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by making a written request for proxy voting information to: Chief Compliance Officer, Technology Investment Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Dividend reinvestment plan

We have adopted a dividend reinvestment plan, through which all dividends are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying EquiServe Trust Company, N.A., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We use only newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq National Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq National Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 250 Royal Street, Canton, MA 02021 or by phone at 1-800-426-5523.

Control persons and principal holders of securities

The following table sets forth the beneficial ownership of each of our directors and executive officers, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and our executive officers and directors as a group, as of November 18, 2005.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as us. Our address is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut, 06830.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class(1)
Interested Directors
Jonathan H. Cohen	140,300	1.04%
Charles M. Royce	99,040	*

Independent Directors
Steven P. Novak	2,138	*
G. Peter O’Brien	16,325	*
Tonia L. Pankopf	4,415	*

Executive Officers
Patrick F. Conroy	280	*
Saul B. Rosenthal	4,533	*
Executive officers and directors as a group	267,031	1.98%

Other
Gruber & McBaine Capital Management, LLC(2)(3)	1,046,225	7.77%
50 Osgood Place, Penthouse
San Francisco, CA 94133

DePrince Race & Zollo, Inc.(4)	779,090	5.79%
206 S. Orange Avenue, Suite 850
Orlando, FL 32801

*	Represents less than one percent.
(1)	Based on a total of 13,463,852 shares of the Company’s common stock issued and outstanding on November 18, 2005.
(2)	Shares beneficially held as a group together with Jon Gruber and J. Patterson McBaine, who may be deemed to control Gruber and McBaine Capital Management, LLC, and Eric Swergold and J. Lynn Rose.
(3)	Based upon information contained in the Schedule 13F filed November 15, 2005, by Gruber and McBaine Capital Management, LLC.
(4)	Based upon information contained in the Schedule 13F filed October 26, 2005, by DePrince Race & Zollo, Inc.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors, as well as each member of our Investment Committee as of November 18, 2005:

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors
Jonathan H. Cohen(4)	Over $100,000
Charles M. Royce	Over $100,000

Independent Directors
Steven P. Novak	$10,001 - $ 50,000
G. Peter O’Brien	Over $100,000
Tonia L. Pankopf	$50,001 - $100,000

Investment Committee Members
Saul B. Rosenthal	$50,001 - $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.
(2)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.
(3)	The dollar range of equity securities beneficially owned in us is based on the closing price of $15.50 on November 18, 2005, on the Nasdaq National Market.
(4)	Mr. Cohen also serves on our Investment Committee.

Certain relationships and transactions

We have entered into an investment advisory agreement with TIM. TIM is controlled by BDC Partners, its managing member. In addition to BDC Partners, TIM is owned by Royce & Associates as the non-managing member. BDC Partners, as the managing member of TIM, manages the business and internal affairs of TIM. In addition, BDC Partners provides us with office facilities and administrative services pursuant to an administration agreement. Jonathan H. Cohen, our chief executive officer, as well as a director, is the managing member of and controls BDC Partners. Saul B. Rosenthal, our president and chief operating officer, is also the president and chief operating officer of TIM and a member of BDC Partners.

Charles M. Royce, a director and the non-executive Chairman of our Board of Directors, is president and chief investment officer of Royce & Associates. Royce & Associates as the non-managing member of our investment adviser, does not take part in the management or participate in the operations of TIM; however, Royce & Associates has agreed to make Mr. Royce or certain other portfolio managers available to TIM to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

JHC Capital Management, a registered investment adviser owned by Mr. Cohen, serves as the sub-adviser to the Royce Technology Value Fund. In addition, JHC Capital Management has invested on behalf of certain of its discretionary advisory clients in CyberSource Corporation, a public company engaged in the business of processing online payments for electronic merchants listed on the Nasdaq National Market. Mr. Novak, one of our independent directors, is also an independent director of CyberSource Corporation. JHC Capital Management’s discretionary advisory clients own in the aggregate less than 5% of the outstanding common stock (on a fully diluted basis) of CyberSource Corporation.

Description of securities

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

CAPITAL STOCK

Our authorized capital stock consists of 100,000,000 shares of stock, par value $.01 per share, all of which is initially designated as common stock. We have listed our common stock on the Nasdaq National Market under the ticker symbol “TICC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

At November 18, 2005 there were 13,463,852 shares of common stock outstanding. The following are our outstanding classes of securities as of:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	100,000,000	—	13,463,852

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of TICC, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. We do not currently have any plans to issue preferred stock, however.

DEBT SECURITIES

We borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, TIM, will be borne by our common stockholders. On May 18, 2005 we entered into an uncommitted $35 million senior secured revolving credit facility with HVB, as administrative agent and a lender. The facility will supplement our equity capital and provide funding for additional portfolio investments, as well as general corporate matters. As of September 30, 2005, the Company had drawn down the full amount under this facility; amounts borrowed bear interest at variable rates, based upon either the prime rate, federal funds rate or LIBOR, plus an applicable margin. At September 30, 2005 all amounts borrowed were bearing interest at the respective 30-day LIBOR plus the applicable margin. Portfolio investments with a carrying value of $173.3 million have been pledged as collateral to secure amounts borrowed. All amounts borrowed under the facility will mature, and all accrued and unpaid interest thereunder will be due and payable within one year of the date of the borrowing; the facility has a termination date of May 18, 2007. The facility also contains customary representations, warranties, covenants and events of default. On October 13, 2005, the Company entered into an agreement amending the credit facility to increase the credit facility from $35 million to $100 million, with Royal Bank of Canada as an additional lender under the amended credit facility. $35 million available under the amended credit facility may be borrowed prior to, and is payable in full on, May 18, 2007. The remaining $65 million available under the amended credit facility may be borrowed prior to, and is payable in full on, February 10, 2006.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes expire in 2004, 2005 and 2006, respectively. Beginning in 2004, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, a director on a classified board may be removed only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that at least 75% of our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, our dissolution, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. If an extraordinary matter submitted to stockholders by the Board of Directors is approved and advised by less than 75% of our directors, such matter will require approval by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Shares Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Plan of distribution

We may offer, from time to time, up to 10,000,000 shares of our common stock. We may sell the shares of our common stock through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the shares of our common stock will be named in the applicable prospectus supplement.

The distribution of the shares of our common stock may be effected from time to time in one or more transactions, including sales “at the market” to or through a market maker or into an existing trading market, on an exchange or otherwise, for shares, at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock must equal or exceed the net asset value per share of our common stock at the time of the offering.

In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any common stock sold pursuant to a prospectus supplement will be quoted on the Nasdaq National Market, or another exchange on which the common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

We may also enter derivative or other hedging transactions with financial institutions. These financial institutions may in turn engage in sales of our common stock to hedge their position, deliver this prospectus in connection with some or all of those sales and use the shares covered by this prospectus to close out any short position created in connection with those sales. We may also sell shares of our common stock using this prospectus and deliver common stock covered by this prospectus to close out such short positions, or loan or pledge our common stock to financial institutions that in turn may sell the shares of our common stock using this prospectus. We may pledge or grant a security interest in some or all of our common stock covered by this prospectus to support a derivative or hedging position or other obligation and, if we default in the performance of our obligations, the pledges or secured parties may offer and sell our common stock from time to time pursuant to this prospectus.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

Legal matters

The legality of our shares of common stock offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

Custodian, transfer and dividend paying agent and registrar

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is 225 Franklin Street, Boston, MA 02110. EquiServe Trust Company, N.A. act as our transfer, dividend paying and reinvestment plan agent and registrar. The principal business address of our transfer agents is 250 Royal Street, Canton, MA 02021.

Independent registered public accounting firm

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has audited our financial statements at December 31, 2004 and December 31, 2003.

Brokerage allocation and other practices

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for TICC, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser will generally seek reasonably competitive trade execution costs, TICC will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and TICC and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

Report of independent registered public accounting firm

To the Board of Directors and Stockholders

of Technology Investment Capital Corp.:

We have completed an integrated audit of Technology Investment Capital Corp.’s 2004 financial statements and of its internal control over financial reporting as of December 31, 2004 and an audit of its 2003 financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our opinions, based on our audits, are presented below.

Financial statements

In our opinion, the accompanying balance sheets, including the schedule of investments, and the related statements of operations, of stockholders’ equity and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Technology Investment Capital Corp. (the “Company”) at December 31, 2004 and 2003, and the results of its operations, and its cash flows and the financial highlights for the year ended December 31, 2004 and for the period from July 21, 2003 (inception) through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit of financial statements includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

Internal control over financial reporting

Also, in our opinion, management’s assessment, included in Management’s Report on Internal Control Over Financial Reporting appearing under Item 9A, that the Company maintained effective internal control over financial reporting as of December 31, 2004 based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), is fairly stated, in all material respects, based on those criteria. Furthermore, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2004, based on criteria established in Internal Control—Integrated Framework issued by the COSO. The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express opinions on management’s assessment and on the effectiveness of the Company’s internal control over financial reporting based on our audit. We conducted our audit of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. An audit of internal control over financial reporting includes obtaining an understanding of internal control over financial reporting, evaluating management’s assessment, testing and evaluating the design and operating effectiveness of internal control, and performing such other procedures as we consider necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

PricewaterhouseCoopers LLP

New York, New York

March 16, 2005

TECHNOLOGY INVESTMENT CAPITAL CORP.

BALANCE SHEETS

ASSETS

	December 31, 2004	December 31, 2003

ASSETS
Investments, at fair value (cost: $82,124,730 @ 12/31/04; none @ 12/31/03)	$82,124,730	$—
Cash and cash equivalents	57,317,398	138,228,765
Interest receivable—debt investments	489,431	—
Interest receivable—cash and cash equivalents	7,538	23,667
Prepaid expenses	102,696	72,446
Other assets	460,666	—

TOTAL ASSETS	$140,502,459	$138,324,878

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Investment advisory fee payable to affiliate	$697,022	$226,193
Accrued expenses	243,900	109,617
Accrued offering expenses	300,000	19,441

Total Liabilities	1,240,922	355,251

STOCKHOLDERS’ EQUITY
Common stock, $0.01 par value, 100,000,000 shares authorized, and 10,157,848 and 10,000,100 issued and outstanding, respectively	101,578	100,001
Capital in excess of par value	139,410,302	138,189,832
Accumulated net investment loss	(250,343)	(320,206)

Total Stockholders’ Equity	139,261,537	137,969,627

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$140,502,459	$138,324,878

SEE ACCOMPANYING NOTES.

TECHNOLOGY INVESTMENT CAPITAL CORP.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

Company (1)	Industry	Investment	Principal amount	Cost	Fair value(2)
Questia Media, Inc.	digital media	senior secured notes(3)(4) (12%, due Jan. 28, 2009)	$8,926,671	$8,926,671	$8,926,671
MortgageIT, Inc.	financial services	senior secured notes (7.5%, due March 29, 2007)	$15,000,000	15,000,000	15,000,000
Advanced Aesthetics Institute	medical services	senior secured notes(5) (12%, due March 31, 2009)	$10,000,000	10,000,000	10,000,000
		warrants to purchase common stock(9)		—	—
The Endurance	webhosting	senior secured notes(4)(5)(6)	$7,000,000	6,863,039	6,863,039
International Group, Inc.		(10.0%, due July 23, 2009) warrants to purchase convertible preferred stock(9)		150,000	150,000
DirectRevenue, LLC	internet advertising	senior secured notes(6)(7) (12%, due Aug. 19, 2007)	$5,720,000	5,538,755	5,538,755
		warrants to purchase common units(9)		240,000	240,000
Avue Technologies Corp.	software	senior secured notes(4)(6)(7)(10) (15%, due Aug. 24, 2009)	$2,000,000	1,993,890	1,993,890
		warrants to purchase common stock(9)		13,000	13,000
TrenStar Inc.	logistics technology	senior secured notes(3)(5) (10.5%, due Sept. 1, 2009)	$15,389,375	15,389,375	15,389,375
		warrants to purchase convertible preferred stock(9)		—	—
3001, Inc.	geospatial imaging	senior unsecured notes(5) (10.0%, due Oct. 1, 2010)	$10,000,000	10,000,000	10,000,000
		preferred stock(8)(9)		2,000,000	2,000,000
		common stock(8)(9)		1,000,000	1,000,000
eXact Advertising, LLC	internet advertising	senior secured notes(4)(5)(6) (10.1%, due Nov. 24, 2009)	$5,000,000	4,671,000	4,671,000
		warrants to purchase common units(9)		339,000	339,000

Total investments				$82,124,730	82,124,730

(1)	We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined by the Board of Directors of the Company.
(3)	Investment includes payment-in-kind interest.
(4)	Transaction also includes a commitment for additional notes and/or warrants upon satisfaction of certain specified conditions.
(5)	Notes bear interest at variable rates.
(6)	Cost and fair value reflect accretion of original issue discount.
(7)	Cost and fair value reflect repayment of principal.
(8)	Preferred stock and common stock indirectly held through limited liability company interests.
(9)	Non-income producing at the relevant period end.
(10)	Effective February 15, 2005, maturity date was changed to April 30, 2005, consistent with the elimination of $5 million in additional capital commitments.
(11)	As a percentage of net assets at December 31, 2004, investments at fair value are categorized as follows: senior notes (56.3%), preferred stock (1.4%), common stock (0.7%) and warrants to purchase equity securities (0.5%).

SEE ACCOMPANYING NOTES.

TECHNOLOGY INVESTMENT CAPITAL CORP.

STATEMENTS OF OPERATIONS

	Year Ended December 31, 2004	For the Period July 21, 2003 (inception) through December 31, 2003
INVESTMENT INCOME
Interest income—debt investments	$4,550,566	—
Interest income—cash and cash equivalents	1,092,274	114,282
Other income	1,745,318	—

Total Investment Income	7,388,158	114,282

EXPENSES
Salaries and benefits	207,698	27,119
Investment advisory fees	2,773,849	259,138
Professional fees	587,216	30,110
Insurance	83,450	7,920
Directors’ fees	141,000	—
Transfer agent and custodian fees	86,087	9,180
Organizational expenses	—	349,316
General and administrative	145,341	9,324

Total Expenses	4,024,641	692,107

NET INVESTMENT INCOME (LOSS)	$3,363,517	(577,825)

NET INCREASE (DECREASE) IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$3,363,517	(577,825)

Net increase (decrease) in stockholders’ equity resulting from operations per common share:
Basic and Diluted	$0.33	(0.25)

Weighted average shares of common stock outstanding:
Basic and Diluted	10,093,660	2,348,987

SEE ACCOMPANYING NOTES.

TECHNOLOGY INVESTMENT CAPITAL CORP.

STATEMENT OF STOCKHOLDERS’ EQUITY

DECEMBER 31, 2004

	Common Stock		Capital in Excess of Par Value	Accumulated Net Investment Loss	Total Stockholders’ Equity
	Shares	Amount
Balance at July 21, 2003 (Inception)	100	$1	$1,499	—	$1,500
Issuance of Common Stock In Public Offering (net of underwriting costs and offering costs of $11,454,048)	10,000,000	$100,000	138,445,952	—	138,545,952
Net Decrease in Stockholders’ Equity Resulting from Operations	—	—	—	$(577,825)	$(577,825)
Reclassification for permanent Book-tax differences(1)	—	—	(257,619)	257,619	—

Balance at December 31, 2003	10,000,100	$100,001	$138,189,832	$(320,206)	$137,969,627
Net increase in stockholders’ equity resulting from operations	—	—	—	3,363,517	3,363,517
Shares issued in connection with dividend reinvestment	157,748	1,577	2,255,875	—	2,257,452
Distributions from net investment income	—	—	—	(3,293,654)	(3,293,654)
Tax return of capital distribution	—	—	(1,035,405)	—	(1,035,405)

Balance at December 31, 2004	10,157,848	$101,578	139,410,302	(250,343)	$139,261,537

(1)	See Federal Income Tax note.

SEE ACCOMPANYING NOTES

TECHNOLOGY INVESTMENT CAPITAL CORP.

STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2004	For the Period July 21, 2003 (inception) through December 31, 2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in stockholders’ equity resulting from operations	$3,363,517	(577,825)
Adjustments to reconcile net increase (decrease) in stockholders’ equity resulting from operations to net cash provided by (used in) operating activities:
Increase in investments due to PIK	(1,316,046)	—
Increase in interest receivable	(473,302)	(23,667)
Increase in prepaid expenses	(30,250)	(72,446)
Increase in other assets	(460,666)	—
Amortization of discounts	(88,684)	—
Increase in investment advisory fee payable	470,829	226,193
Increase in accrued expenses and accrued offering expenses	414,842	129,058

Net Cash Provided By (Used In) Operating Activities	1,880,240	(318,687)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of investments	(82,200,000)	—
Repayments of principal	1,480,000	—

Net Cash Used in Investing Activities	(80,720,000)	—

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from the issuance of common stock	—	139,500,000
Offering costs from the issuance of common stock	—	(954,048)
Dividends paid	(2,071,607)	—

Net Cash (Used In) Provided By Financing Activities	(2,071,607)	138,545,952

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(80,911,367)	138,227,265
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	138,228,765	1,500

CASH AND CASH EQUIVALENTS, END OF PERIOD	$57,317,398	138,228,765

NON-CASH FINANCING ACTIVITIES
Shares issued in connection with dividend reinvestment plan	$2,257,452	none

SEE ACCOMPANYING NOTES

TECHNOLOGY INVESTMENT CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004

NOTE 1. ORGANIZATION

Technology Investment Capital Corp. (“TICC” or “Company”) was incorporated under the General Corporation Laws of the State of Maryland on July 21, 2003 and is a closed-end investment company. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended. The Company’s investment objective is to maximize its total return, principally by investing in the debt and/or equity securities of technology-related companies.

TICC’s investment activities are managed by Technology Investment Management, LLC, (“Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners, LLC (“BDC”) is the managing member of the Adviser and serves as the administrator of TICC.

On November 26, 2003, the Company closed its initial public offering and sold 8,695,653 shares of its common stock at a price to the public of $15.00 per share, less an underwriting discount of $1.05 per share and offering expenses of $954,048. Certain of TICC’s directors and officers and employees of BDC Partners purchased shares at the public offering price net of the sales concession. On December 10, 2003, the Company issued an additional 1,304,347 shares of its common stock at the same price pursuant to the underwriters’ overallotment. The total net proceeds to the Company from the initial public offering, including the exercise of the overallotment, were $138,545,952.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements include the accounts of the Company. There are no related companies and no intercompany accounts to be eliminated.

USE OF ESTIMATES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

In the normal course of business, the Company may enter into contracts that contain a variety of representations and provide indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based upon experience, the Company expects the risk of loss to be remote.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost or amortized cost which approximates fair value.

INVESTMENT VALUATION

The Company carries its investments at fair value, as determined in good faith by the Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Debt and equity securities that are not publicly traded are valued at fair value as determined in good faith by the Board of Directors.

TECHNOLOGY INVESTMENT CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2004

Beginning in March 2004, the Company engaged an independent valuation firm to perform independent valuations of its investments. The Board of Directors uses the recommended valuations as prepared by the independent valuation firm as a component of the foundation for the final fair value determination. In making such determination, the Board of Directors values non-convertible debt securities at cost plus amortized original issue discount plus payment-in-kind (“PIK”) interest, if any, unless adverse factors lead to a determination of a lesser valuation. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had a readily available market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuation currently assigned.

OTHER ASSETS

Other assets include deferred charges associated with the Company’s rights offering which was completed in January 2005, as well as amounts receivable from its administrator for deal cost reimbursements of approximately $15,835, and accrued commitment fees of approximately $13,233.

INTEREST INCOME RECOGNITION

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected.

PAYMENT-IN-KIND INTEREST

The Company has investments in its portfolio which contain a payment-in-kind (“PIK”) provision. The PIK interest is added to the principal balance of the investment and is recorded as interest income. To maintain its status as a RIC, this income must be paid out to stockholders in the form of dividends, even though the Company has not collected any cash. For the year ended December 31, 2004 the Company had $1,316,000 in PIK interest; there was no PIK interest for the period ended December 31, 2003.

In addition, the Company recorded original issue discount income of approximately $89,000 for the year ended December 31, 2004, representing the amortization of the discounted cost attributed to certain debt securities purchased by the Company in connection with the issuance of warrants.

OTHER INCOME

Other income includes closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of the Company’s investments, are fully earned and non-refundable, and are generally non-recurring.

MANAGERIAL ASSISTANCE FEES

The 1940 Act requires that a business development company offer to make available managerial assistance to its portfolio companies. We offer to provide managerial assistance to our portfolio companies in connection with our investments and may receive fees for our services. The Company has not received any fees for such services since inception.

FEDERAL INCOME TAXES

The Company intends to operate so as to qualify to be taxed as a RIC under the Internal Revenue Code and, as such, would not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

TECHNOLOGY INVESTMENT CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2004

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2003, the Company reclassified $257,619 from net investment loss to capital in excess of par value, representing the portion of net investment loss that will not be utilizable for tax purposes.

For tax purposes, the cost basis of the portfolio investments at December 31, 2004 is $82,124,730.

CONCENTRATION OF CREDIT RISK

The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

NOTE 3. CASH AND CASH EQUIVALENTS

At December 31, 2004 and December 31, 2003, respectively, cash and cash equivalents consisted of:

	December 31, 2004	December 31, 2003
UBS Select Money Market Fund	$2,026,577	$28,000,000
Eurodollar Time Deposit (due 1/4/05 and 1/13/04)	24,000,000	10,000,000
Eurodollar Time Deposit (due 1/3/05)	1,200,000	—
U.S. Treasury Bill (due 1/22/04)	—	49,976,083
U.S. Treasury Bill (due 3/18/04)	—	49,910,167
U.S. Treasury Bill (due 1/13/05)	29,984,300	—

Total Cash Equivalents	57,210,877	137,886,250
Cash	106,521	342,515

Cash and Cash Equivalents	$57,317,398	$138,228,765

NOTE 4. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net increase (decrease) in stockholders’ equity resulting from operations per share for the year ended December 31, 2004 and for the period from inception through December 31, 2003:

	Year ended December 31, 2004	Inception to December 31, 2003
Numerator for basic and diluted gain (loss) per share	$3,363,517	$(577,825)
Denominator for basic and diluted weighted average shares	10,093,660	2,348,987

Basic and diluted net increase (decrease) in stockholders’ equity resulting from operations per common share	$0.33	(0.25)

NOTE 5. RELATED PARTY TRANSACTIONS

TICC has entered into an investment advisory agreement with the Adviser under which the Adviser, subject to the overall supervision of TICC’s Board of Directors, manages the day-to-day operations of, and provides

TECHNOLOGY INVESTMENT CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2004

investment advisory services to, TICC. For providing these services the Adviser receives a fee from TICC, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00%. For services rendered under the investment advisory agreement during the period commencing from the closing of the Company’s initial public share offering through and including March 31, 2004, the base management fee was payable monthly in arrears, and was calculated based on the initial value of TICC’s net assets upon closing of the stock offering. For services rendered under the investment advisory agreement after March 31, 2004, the base management fee is payable quarterly in arrears, and is calculated based on the average value of TICC’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances, repurchases or redemptions during the current calendar quarter.

The incentive fee has two parts, as follows: One part is calculated and payable quarterly in arrears based on TICC’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income earned during the calendar quarter, minus TICC’s operating expenses for the quarter (including the base management fee and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes any consulting or other fees that TICC receives from portfolio companies but does not include any net realized capital gains. Pre-incentive fee net investment income, expressed as a rate of return on the value of TICC’s net assets at the end of the immediately preceding calendar quarter, will be compared to one-fourth of the applicable annual “hurdle rate.” The Adviser is entitled to 20.0% of the excess (if any) of TICC’s pre-incentive fee net investment income for the quarter over one-fourth of the applicable annual hurdle rate. For the period from inception through December 31, 2004 the annual hurdle rate was 8.27%, which was equal to the interest rate payable, at the closing of the offering, on the most recently issued five-year U.S. Treasury Notes plus 5.0%. For each calendar year commencing on or after January 1, 2005, the annual hurdle rate will be determined as of the immediately preceding December 31st by adding 5.0% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.0%. The calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances, redemptions or repurchases during the current quarter. The current hurdle rate, calculated as of December 31, 2004, is 8.63%.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), commencing on December 31, 2004, and equals 20.0% of our net realized capital gains for the calendar year less any net unrealized capital losses at the end of such year; provided that the incentive fee determined as of December 31, 2004 was calculated for a period of longer than twelve calendar months to take into account any net realized capital gains and net unrealized capital losses for the period ending December 31, 2003.

For the period from inception through December 31, 2003 and for the year ended December 31, 2004 there were no incentive fees earned by the Adviser.

TICC has also entered into an Administration Agreement with BDC Partners, LLC (“BDC”) under which BDC provides administrative services for TICC. For providing these services, facilities and personnel, TICC reimburses BDC for TICC’s allocable portion of overhead and other expenses incurred by BDC in performing its obligations under the Administration Agreement, including rent.

The Company’s investment activities are managed by its investment adviser, TIM, pursuant to the investment advisory agreement described above. TIM is owned by BDC Partners, its managing member, and Royce & Associates, LLC. Jonathan Cohen, our Chief Executive Officer, and Saul Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners, and Charles Royce, our non-executive chairman, is

TECHNOLOGY INVESTMENT CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2004

the President of Royce & Associates, LLC. For the periods ended December 31, 2004 and December 31, 2003, respectively, TICC incurred investment advisory fees of $2,773,849 and $259,138 in accordance with the terms of the investment advisory agreement, and incurred $207,698 and $27,119 in compensation expenses for the services of employees allocated to the administrative activities of TICC, pursuant to the Administration Agreement with BDC Partners. In addition, TICC incurred $28,879 for facility costs allocated under the agreement for the period ended December 31, 2004. (There were no such costs for the period ended December 31, 2003.) At December 31, 2004 and 2003, respectively, $697,022 and $226,193 of investment advisory fees remained payable to TIM, and $12,894 and $27,119 of compensation expenses remained payable to BDC Partners.

NOTE 6. OTHER INCOME

Other income includes primarily closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of the Company’s investments, are fully earned and non-refundable, and are generally non-recurring. Other income also includes excess deal cost reimbursements, which are receivable from the administrator, of approximately $15,835.

The 1940 Act requires that a business development company to offer to make available managerial assistance to its portfolio companies. The Company may receive fee income for managerial assistance it renders to portfolio companies in connection with its investments. For the year ended December 31, 2004 and the period ended December 31, 2003, the Company received no fee income for managerial assistance.

NOTE 7. COMMITMENTS

As of December 31, 2004, the Company had issued commitments to purchase additional debt investments and/or warrants from certain portfolio companies, contingent upon their meeting agreed-upon financial milestones. Total commitments of $20 million were issued to Questia ($2 million), Avue Technologies ($5 million), Endurance International Group ($3 million) and eXact Advertising ($10 million). However, the outstanding capital commitment of $5 million to Avue Technologies was cancelled effective February 15, 2005.

NOTE 8. SUBSEQUENT EVENTS

On January 18, 2005, the Company completed a $15 million investment in a senior secured note issued by WinZip Computing, Inc., a leading Windows utility software company specializing in file compression software.

On January 25, 2005, the Company completed a rights offering pursuant to which it raised approximately $42 million, after payment of dealer manager fees and before payment of other offering-related expenses.

On February 8, 2005, the Company announced the completion of a $15 million investment in senior secured notes with warrants issued by Segovia, Inc., a leading provider of secure global voice, data and video broadband satellite services.

On February 14, 2005, the Company announced a cash dividend of $0.14 per share payable March 31, 2005 to holders of record on March 10, 2005.

TECHNOLOGY INVESTMENT CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2004

NOTE 9. FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2004	Period July 21, 2003 (inception) through December 31, 2003
Per Share Data
Net asset value at beginning of period	$13.80	$15.00
Offering costs and underwriters discount	0.00	(1.14)
Net investment income (loss)	0.33 (1)	(0.06	)(2)
Net realized and unrealized gains(3)	0.01	0.00
Distributions from net investment income	(0.33)	0.00
Tax return of capital distribution	(0.10)	0.00

Net asset value at end of period	$13.71	$13.80

Per share market value at beginning of period	$15.55	$15.00	(4)
Per share market value at end of period	15.01	15.55
Total return(5)	(0.71)%	3.67%
Shares outstanding at end of period	10,157,848	10,000,100

Ratios/Supplemental Data
Net assets at end of period (’000s)	$139,262	$137,970
Average net assets (’000s)	137,568	28,703
Ratio of expenses to average net assets	2.9%	2.4	%*
Ratio of net investment income (loss) to average net assets	2.4%	(2.0	)%*

*	Not annualized.
(1)	Represents per share net investment income for the period.
(2)	Calculated in accordance with Securities and Exchange Commission Form N-2, Part A, item 4.1.9.
(3)	Represents rounding adjustment to reconcile change in net asset value per share; there were no actual realized or unrealized gains or losses for the periods presented.
(4)	Represents initial public offering price.
(5)	Total return equals the increase or decrease of the ending market value over the beginning market value, plus distributions, divided by the beginning market value. The return for 2003 has not been annualized.

NOTE 10. DIVIDENDS

The following table represents the 2004 fiscal year quarterly dividends per share:

Record Date	Payment Date	Dividend per Share
March 15, 2004	April 5, 2004	$0.10
June 10, 2004	June 30, 2004	0.11
September 10, 2004	September 30, 2004	0.11
December 10, 2004	December 31, 2004	0.11

The tax character of distributions declared and paid in 2004 represented approximately $3,293,654 from ordinary income, approximately $0 from long-term capital gains, and approximately $1,035,405 in a tax return of capital.

There were no distributions in 2003.

TECHNOLOGY INVESTMENT CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2004

NOTE 11. SELECTED QUARTERLY DATA (UNAUDITED)

	Year Ended December 31, 2004
	Quarter Ended December 31,	Quarter Ended September 30,	Quarter Ended June 30,	Quarter Ended March 31,
Total Investment Income	$2,886,977	2,344,537	1,243,458	913,186
Net Investment Income (Loss)	1,786,901	1,347,156	275,059	(45,599)
Net Increase (Decrease) in Stockholders’ Equity Resulting from Operations	1,786,901	1,347,156	275,059	(45,599)
Basic and diluted earnings per common share(1)	$0.18	0.13	0.03	0.00

(1)	Aggregation of quarterly earnings per share differs from calculation of annual earnings per share for the year ended December 31, 2004 due to rounding.

Period Ended December 31, 2003
Total Investment Income	$114,282
Net Investment Loss	(577,825)
Net Decrease in Stockholders’ Equity Resulting from Operations	(577,825)
Basic and diluted loss per common share	(0.25)

TECHNOLOGY INVESTMENT CAPITAL CORP.

BALANCE SHEETS

AS OF SEPTEMBER 30, 2005 AND DECEMBER 31, 2004

ASSETS

	September 30, 2005 (Unaudited)	December 31, 2004 (Audited)
ASSETS
Investments, at fair value (cost: $217,573,562 @ 9/30/05; $82,124,730 @ 12/31/04)	$217,812,562	$82,124,730
Cash and cash equivalents	3,431,313	57,317,398
Cash and cash equivalents pledged to creditors	39,939,833	0
Interest receivable—debt investments	1,398,518	489,431
Interest receivable—cash and cash equivalents	331	7,538
Prepaid expenses	28,526	102,696
Other assets	45,269	460,666

TOTAL ASSETS	$262,656,352	$140,502,459

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Accrued expenses	$1,913,627	$940,922
Accrued offering expenses	0	300,000
Repurchase agreement	39,166,667	0
Short-term borrowing under credit facility	35,000,000	0

Total Liabilities	76,080,294	1,240,922

STOCKHOLDERS’ EQUITY
Common stock, $0.01 par value, 100,000,000 shares authorized, and 13,463,852 and 10,157,848 issued and outstanding, respectively	134,639	101,578
Capital in excess of par value	183,747,348	139,410,302
Accumulated net investment income (loss)	2,455,071	(250,343)
Unrealized appreciation on investments	239,000	0

Total Stockholders’ Equity	186,576,058	139,261,537

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$262,656,352	$140,502,459

Net asset value per common share	$13.86	$13.71

SEE ACCOMPANYING NOTES.

TECHNOLOGY INVESTMENT CAPITAL CORP.

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2005

(UNAUDITED)

COMPANY(1)	INDUSTRY	INVESTMENT	AMOUNT	COST	FAIR VALUE(2)
Questia Media, Inc.	digital media	senior secured notes(3)(4)(11) (11.0%, due Jan. 28, 2009)	$10,723,821	$10,723,821	$10,723,821

MortgageIT, Inc.	financial services	senior secured notes(11) (5.5%, due March 29, 2007)	15,000,000	15,000,000	15,000,000

Advanced Aesthetics Institute	medical services	senior secured notes(5)(11) (12.0%, due March 31, 2009)	10,000,000	10,000,000	10,000,000

		warrants to purchase common stock(9)		—	—

The Endurance International Group, Inc.	webhosting	senior secured notes(4)(5)(6)(11) (10.04%, due July 23, 2009)	13,000,000	12,711,464	12,711,464

		convertible preferred stock(9)		345,000	345,000

DirectRevenue, LLC	internet advertising	senior secured notes(6)(7)(11) (12.0%, due Aug. 19, 2007)	3,820,000	3,734,304	3.734,304

		warrants to purchase common units(9)		240,000	0

Avue Technologies Corp.	software	warrants to purchase common units(9)		13,000	13,000

TrenStar Inc.	logistics technology	senior secured notes(3)(5)(11) (10.03%, due Sept. 1, 2009)	16,652,297	16,652,297	16,652,297

		warrants to purchase convertible preferred stock(9)		—	—

3001, Inc.	geospatial imaging	senior unsecured notes(5)(11) (10.0%, due Oct. 1, 2010)	10,000,000	10,000,000	10,000,000

		preferred stock(8)(9)		2,000,000	2,000,000

		common stock(8)(9)		1,000,000	1,000,000

Innovation Interactive, LLC	internet advertising	senior secured notes(4)(5)(6)(11) (10.11%, due Nov. 24, 2009)	10,000,000	9,692,662	9,692,662

		warrants to purchase common units(9)		396,000	705,000
Segovia, Inc.	satellite communications	senior secured notes(5)(6)(11) (10.0%, due Feb. 8, 2010)	$17,000,000	$16,773,271	$16,773,271

		warrants to purchase common stock(9)		260,000	430,000

WHITTMANHART, Inc.	IT consulting	senior secured notes(4)(5)(11) (10.25%, due March 23, 2010)	5,000,000	5,000,000	5,000,000

		warrants to purchase common stock(9)		—	—

		preferred stock(9)		476,000	476,000

		warrants to purchase preferred stock(9)		24,000	24,000

CrystalTech Web Hosting, Inc.	Webhosting	senior secured notes(5)(11) (12.0%, due March 28, 2010)	8,000,000	8,000,000	8,000,000

TECHNOLOGY INVESTMENT CAPITAL CORP.

SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2005

(UNAUDITED)

COMPANY(1)	INDUSTRY	INVESTMENT	AMOUNT	COST	FAIR VALUE(2)
Falcon Communications	Satellite communications	senior unsecured notes(5)(11) (10.0%, due March 31, 2011)	6,000,000	6,000,000	6,000,000

		common stock(9)		2,000,000	2,000,000

Climax Group, Inc.	software	senior secured notes(5)(6) (14.0%, due April 30, 2008)	5,000,000	4,915,318	4,915,318

		warrants to purchase common stock(9)		100,000	100,000

Willow CSN Incorporated	virtual workforce services	senior secured notes(5)(11) (10.5%, due June 30, 2010)	13,500,000	13,310,086	13,310,086

		warrants to purchase preferred stock(9)		200,000	200,000

NetQuote, Inc.	web-based services	senior secured notes(5)(11) (12.5%, due August 16, 2010)	15,000,000	15,000,000	15,000,000

StayOnline, Inc.	Internet service provider	senior secured notes(5)(11) (10.5%, due September 2, 2010)	15,000,000	14,645,143	14,645,143

		preferred stock(9)		360,588	360,588

GenuTec Business Solutions, Inc.	software	9% cumulative preferred stock(12)		19,900,608	19,900,608

		warrants to purchase common stock(9)		100,000	100,000

Mortgagebot Acquisition, LLC	financial services	senior secured notes(5)(11) (10.0%, due October 29, 2010)	11,000,000	11,000,000	11,000,000

Optimus Corp.	IT consulting	senior unsecured notes(5) (14.0%, due September 23, 2010)	7,000,000	7,000,000	7,000,000

Total investments				$217,573,562	$217,812,562

(1)	We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Investment includes payment-in-kind interest.
(4)	Transaction also includes a commitment for additional notes and warrants upon satisfaction of certain specified conditions.
(5)	Notes bear interest at variable rates.
(6)	Cost and fair value reflect accretion of original issue discount.
(7)	Cost and fair value reflect repayment of principal.
(8)	Preferred stock and common stock held by limited liability company, in which we own membership interests.
(9)	Non-income producing at the relevant period end.
(10)	As a percentage of net assets at September 30, 2005, investments at fair value are categorized as follows: senior secured notes (89.6%), senior unsecured notes (12.3%), preferred stock (12.4%), common stock (1.6%), and warrants to purchase equity securities (0.8%).
(11)	Debt investment pledged as collateral under the Company’s revolving credit agreement, with the following collateral limits noted: Questia $8 million, Trenstar $15 million, and Segovia $15 million.
(12)	Preferred stock convertible to senior secured notes at the option of the Company.
(13)	Aggregate gross unrealized appreciation for federal income tax purposes is $479,000; aggregate gross unrealized depreciation for federal income tax purposes is $240,000. Net unrealized appreciation is $239,000 based upon a tax cost basis of $217,573,562.

SEE ACCOMPANYING NOTES.

TECHNOLOGY INVESTMENT CAPITAL CORP.

STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

(UNAUDITED)

	Nine Months Ended September 30, 2005	Nine Months Ended September 30, 2004
INVESTMENT INCOME
Interest income—debt investments	$11,582,635	$2,428,596
Interest income—cash and cash equivalents	852,867	850,665
Other income	3,012,369	1,221,921
Total Investment Income	15,447,871	4,501,182
EXPENSES
Salaries and benefits	619,313	152,918
Investment advisory fees	2,761,229	2,077,286
Professional fees	923,908	353,596
Insurance	75,318	60,280
Directors’ fees	102,750	102,750
Transfer agent and custodian fees	71,401	41,139
Interest expense	91,874	0
General and administrative	225,610	136,595
Total Expenses	4,871,403	2,924,564

NET INVESTMENT INCOME	$10,576,468	$1,576,618

NET UNREALIZED APPRECIATION ON INVESTMENTS	$239,000	$0

NET INCREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$10,815,468	$1,576,618

Net increase in stockholders’ equity resulting from operations per common share:
Basic and Diluted	$0.83	$0.16
Weighted average shares of common stock outstanding:
Basic and Diluted	13,056,977	10,046,048

SEE ACCOMPANYING NOTES.

TECHNOLOGY INVESTMENT CAPITAL CORP.

STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

(UNAUDITED)

	Common Stock		Capital in Excess of Par Value	Accumulated Net Investment Income (Loss)	Unrealized Appreciation on Investments	Total Stockholders’ Equity
	Shares	Amount
Balance at December 31, 2003	10,000,100	$100,001	$138,189,832	$(320,206)	$0	$137,969,627

Net increase in stockholders’ equity resulting from operations	—	—	—	1,576,618	—	1,576,618

Shares issued in connection with dividend reinvestment	125,306	1,253	1,769,257	—		1,770,510

Dividends declared	—	—	—	(3,215,264)	—	(3,215,264)

Balance at September 30, 2004	10,125,306	$101,254	$139,959,089	$(1,958,852)	$0	$138,101,491

Balance at December 31, 2004	10,157,848	$101,578	$139,410,302	$(250,343)	$0	$139,261,537

Net increase in stockholders’ equity resulting from operations	—	—	—	10,576,468	239,000	10,815,468

Shares issued in rights offering (net of offering expenses of $2,234,872)	3,115,666	31,157	41,443,649	—	—	41,474,806

Shares issued in connection with dividend reinvestment	190,338	1,904	2,893,397	—	—	2,895,301
Dividends declared	—	—	—	(7,871,054)	—	(7,871,054)

Balance at September 30, 2005	13,463,852	$134,639	$183,747,348	$2,455,071	$239,000	$186,576,058

SEE ACCOMPANYING NOTES.

TECHNOLOGY INVESTMENT CAPITAL CORP.

STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

(UNAUDITED)

	Nine Months Ended September 30, 2005	Nine Months Ended September 30, 2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in stockholders’ equity resulting from operations	$10,815,468	$1,576,618
Adjustments to reconcile net increase in stockholders’ equity resulting from operations to net cash provided by operating activities:
Net unrealized appreciation on investments	(239,000)	0
Increase in investments due to PIK interest	(3,060,069)	(665,292)
Increase in interest receivable	(901,880)	(575,124)
Decrease in prepaid expenses	74,170	47,030
Decrease (increase) in other assets	415,397	(5,671)
Amortization of discounts	(285,405)	(24,870)
Increase in accrued expenses and other liabilities	672,705	577,389

Net Cash Provided By Operating Activities	7,491,386	930,080

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of investments	(151,003,358)	(64,200,000)
Repayments of principal	18,900,000	280,000

Net Cash Used in Investing Activities	(132,103,358)	(63,920,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the issuance of common stock	43,709,678	0
Offering expenses from the issuance of common stock	(2,234,872)	0
Amount borrowed under repurchase agreement	39,166,667	0
Amount borrowed under credit facility	35,000,000	0
Dividends paid	(4,975,753)	(1,444,754)

Net Cash Provided By (Used In) Financing Activities	110,665,720	(1,444,754)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(13,946,252)	(64,434,674)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	57,317,398	138,228,765

CASH AND CASH EQUIVALENTS, END OF PERIOD	$43,371,146	$73,794,091

NON-CASH FINANCING ACTIVITIES
Shares issued in connection with dividend reinvestment plan	$2,895,301	$1,770,510

SEE ACCOMPANYING NOTES

TECHNOLOGY INVESTMENT CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

(UNAUDITED)

NOTE 1. UNAUDITED INTERIM FINANCIAL STATEMENTS

Interim financial statements of Technology Investment Capital Corp. (“TICC” or the “Company”) are prepared in accordance with generally accepted accounting principles (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission.

NOTE 2. ORGANIZATION

TICC was incorporated under the General Corporation Laws of the State of Maryland on July 21, 2003. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to maximize its portfolio’s total return, principally by investing in the debt and/or equity securities of technology-related companies.

TICC’s investment activities are managed by Technology Investment Management, LLC (“TIM”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners, LLC (“BDC Partners”) is the managing member of TIM and serves as the administrator of TICC.

NOTE 3. INVESTMENT VALUATION

The Company carries its investments at fair value, as determined in good faith by the Board of Directors. Securities that are publicly traded are valued at the reported closing price on the valuation date. Debt and equity securities that are not publicly traded are valued at fair value as determined in good faith by the Board of Directors. In connection with that determination, members of the Company’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. Since March 2004, the Company has also engaged an independent valuation firm, Houlihan Lokey Howard & Zukin (“HLHZ”), to perform independent valuations of its investments. On April 27, 2005, upon the recommendation of the Company’s Valuation Committee, the Board of Directors approved a change in the Company’s valuation process, whereby HLHZ will not prepare valuations for any portfolio investments that, when combined with all other investments in the same portfolio company, have a fair value as of the previous quarter of less than $2 million.

The Board of Directors uses the recommended valuations as prepared by management and HLHZ, respectively, as a component of the foundation for its final fair value determination. In making such determination, the Board of Directors values non-convertible debt securities at cost plus amortized original issue discount, plus payment-in-kind (“PIK”) interest, if any, unless adverse factors lead to a determination of a lesser valuation. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had others made the determination using the same or different procedures or had a readily available market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses implied by the valuation currently assigned to such investments. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including when the enterprise value of

TECHNOLOGY INVESTMENT CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2005

(UNAUDITED)

the portfolio company does not currently support the carrying value of our debt or equity investment. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as the net change in unrealized appreciation or depreciation.

NOTE 4. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net increase in stockholders’ equity resulting from operations per share for the nine months ended September 30, 2005 and 2004, respectively:

	Nine Months Ended September 30, 2005 (Unaudited)	Nine Months Ended September 30, 2004 (Unaudited)
Numerator for basic and diluted net investment income per share	$10,576,468	$1,576,618
Numerator for basic and diluted income per share—net increase in stockholders’ equity resulting from operations	$10,815,468	$1,576,618
Denominator for basic and diluted income per share—weighted average shares	13,056,977	10,046,048
Basic and diluted net investment income per share	$0.81	$0.16
Basic and diluted net increase in stockholders’ equity resulting from operations per common share	$0.83	$0.16

NOTE 5. RELATED PARTY TRANSACTIONS

The Company’s investment activities are managed by its investment adviser, TIM, pursuant to an investment advisory agreement. TIM is owned by BDC Partners, its managing member, and Royce & Associates, LLC (“Royce & Associates”). Jonathan H. Cohen, our chief executive officer, and Saul B. Rosenthal, our president and chief operating officer, are the members of BDC Partners, and Charles M. Royce, our non-executive chairman, is the president of Royce & Associates. Under the investment advisory agreement, we have agreed to pay TIM an annual base fee of 2% based on average gross assets, and an incentive fee based upon our performance. Under an administration agreement, we have agreed to pay or reimburse BDC Partners, as administrator, for certain expenses incurred in operating the Company. For the nine months ended September 30, 2005 and 2004, respectively, TICC incurred investment advisory fees of approximately $2,761,229 and $2,077,286 of which approximately $1,042,969 and $698,786 remained payable to TIM at September 30, 2005 and 2004, respectively. There were no incentive advisory fees earned from inception through September 30, 2005. Pursuant to the terms of its administration agreement with BDC Partners, for the nine months ended September 30, 2005 and 2004, respectively, TICC incurred approximately $619,313 and $152,918 in compensation expenses for employees allocated to the administrative activities of TICC, of which approximately $346,949 and $9,894 remained payable to BDC Partners at September 30, 2005 and 2004, respectively. For the nine months ended September 30, 2005 and 2004, TICC incurred approximately $35,421 and $17,262, respectively, for facility costs, of which approximately $529 and $0 remained payable to BDC Partners at September 30, 2005 and 2004, respectively.

NOTE 6. DIVIDENDS

The Company intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, would not be subject to federal income tax on the portion of its taxable income and gains distributed to

TECHNOLOGY INVESTMENT CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2005

(UNAUDITED)

stockholders. To qualify as a RIC, the Company is required, among other requirements, to distribute at least 90% of its investment company taxable income, as defined by the Code. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent the Company’s earnings fall below the amount of dividends declared, however, a portion of the total amount of the Company’s dividends for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

On September 30, 2005, the Company paid a dividend of $0.25 per share with respect to the third quarter of 2005.

The Company has a dividend reinvestment plan under which all distributions are paid to stockholders in the form of additional shares unless a stockholder elects to receive cash.

NOTE 7. NET ASSET VALUE PER SHARE

The Company’s net asset value per share at September 30, 2005 was approximately $13.86, and at December 31, 2004 was approximately $13.71. In determining the Company’s net asset value per share, the Board of Directors determined in good faith the net asset value of the Company’s portfolio investments for which no public trading market exists.

NOTE 8. PAYMENT-IN-KIND INTEREST

The Company has investments in its portfolio which contain a PIK provision. The PIK interest is added to the principal balance of the investment and is recorded as interest income. To maintain its status as a RIC, this income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected any cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. For the nine months ended September 30, 2005 and 2004, the Company had approximately $3,060,072 and $665,292, respectively, in PIK interest.

In addition, the Company recorded original issue discount (“OID”) income of approximately $285,405 for the nine months ended September 30, 2005, representing the amortization of the discounted cost attributed to certain debt securities purchased by the Company in connection with the issuance of warrants. The Company had approximately $24,870 in OID income for the nine months ended September 30, 2004, respectively.

NOTE 9. OTHER INCOME

Other income includes primarily closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of the Company’s investments, are fully earned and non-refundable, and are generally non-recurring.

The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies. The Company may receive fee income for managerial assistance it renders to portfolio companies in connection with its investments. For the nine months ended September 30, 2005 and 2004, the Company received no fee income for managerial assistance.

TECHNOLOGY INVESTMENT CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2005

(UNAUDITED)

NOTE 10. FINANCIAL HIGHLIGHTS

Financial highlights for the nine months period ended September 30, 2005 and 2004, are as follows:

	Nine Months Ended September 30, 2005 (Unaudited)	Nine Months Ended September 30, 2004 (Unaudited)
Per Share Data
Net asset value at beginning of period	$13.71	$13.80
Net investment income	0.81	0.16
Net realized and unrealized gains(1)	0.04	0.00
Distributions from net investment income	(0.59)	(0.32)
Effect of shares issued, net of offering expenses	(0.11)	0.00
Net asset value at end of period	$13.86	$13.64
Per share market value at beginning of period	$15.01	$15.55
Per share market value at end of period	$15.79	$13.99
Total return(2)(3)	9.13%	(8.0)%
Shares outstanding at end of period	13,463,852	10,125,406

Ratios/Supplemental Data
Net assets at end of period	$186,576,058	$138,101,491
Average net assets	$178,271,603	$137,711,756
Ratio of expenses to average net assets—annualized	3.64%	2.83%
Ratio of net investment income to average net assets—annualized	7.91%	1.53%

(1)	Includes rounding adjustment to reconcile change in net asset value per share. There were no realized or unrealized gains for the period ended September 30, 2004.
(2)	Amount not annualized.
(3)	Total return equals the increase/decrease of the ending market value per share plus dividends divided by the beginning market value per share.

NOTE 11. CASH AND CASH EQUIVALENTS

At September 30, 2005 and December 31, 2004, cash and cash equivalents consisted of:

	September 30, 2005 (Unaudited)	December 31, 2004 (Audited)
UBS Select Money Market Fund	$0	$2,026,577
Eurodollar Time Deposit (due 10/3/05 and 1/3/05)	3,400,000	1,200,000
Eurodollar Time Deposit (due 1/4/05)	0	24,000,000
U.S. Treasury Bill (due 1/13/05)	0	29,984,300
U.S. Treasury Bill (due 10/20/05)	39,939,833	—

Total Cash Equivalents	43,339,833	57,210,877
Cash	31,313	106,521

Cash and Cash Equivalents	$43,371,146	$57,317,398

TECHNOLOGY INVESTMENT CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2005

(UNAUDITED)

NOTE 12. COMMITMENTS

As of September 30, 2005, the Company had issued commitments to purchase additional debt investments and/or warrants from certain portfolio companies, contingent upon their meeting agreed-upon financial milestones. Total commitments of $16 million include Questia ($2 million), The Endurance International Group ($2 million), Innovation Interactive, LLC (formerly eXact Advertising) ($5 million) and WHITTMANHART ($7 million).

NOTE 13. REPURCHASE AGREEMENT

On September 29, 2005, the Company entered into a repurchase agreement (the “Repurchase Agreement”) with Bayerische Hypo-Und Vereinsbank AG (“HVB”) for $39,166,667, which agreement was settled on October 3, 2005. A repurchase agreement is a form of collateralized borrowing under which a company sells a security to another party for cash and at the same time commits to repurchase that security at a later date for a stated price plus interest. The Repurchase Agreement is fully collateralized by a United States Treasury Bill with a carrying value of $39,939,833, a maturity date of October 20, 2005 and an interest rate of 2.85%. The interest rate on the Repurchase Agreement was 3.35% for a cost of $14,579 for the period from September 29 to October 3, 2005.

NOTE 14. REVOLVING CREDIT AGREEMENT

On May 18, 2005, the Company entered into an uncommitted $35 million senior secured revolving credit facility with HVB, as administrative agent and a lender. The facility will supplement the Company’s equity capital and provide funding for additional portfolio investments, as well as general corporate purposes. As of September 30, 2005, the Company had drawn down the full amount under this facility; amounts borrowed bear interest at variable rates, based upon either the prime rate, federal funds rate or LIBOR, plus an applicable margin. At September 30, 2005 all amounts borrowed were bearing interest at the respective 30-day LIBOR plus the applicable margin. Portfolio investments with a carrying value of $173.3 million have been pledged as collateral to secure amounts borrowed. All amounts borrowed under the facility will mature, and all accrued and unpaid interest thereunder will be due and payable, within one year of the date of the borrowing. The facility also contains customary representations, warranties, covenants and events of default.

NOTE 15. SUBSEQUENT EVENTS

On October 13, 2005, the Company entered into an agreement amending its credit facility to increase the credit facility from $35 million to $100 million, with Royal Bank of Canada as an additional lender under the amended credit facility. $35 million available under the amended credit facility may be borrowed prior to, and is payable in full on, May 18, 2007. The remaining $65 million available under the amended credit facility may be borrowed prior to, and is payable in full on, February 10, 2006.

On October 26, 2005, the Board of Directors declared a cash dividend of $0.30 per share to holders of record on December 9, 2004, payable on December 30, 2005.

Technology Investment Capital Corp.

5,000,000 Shares

Common Stock

PROSPECTUS SUPPLEMENT

December 7, 2005

Wachovia Securities

RBC Capital Markets

Stifel Nicolaus

BB&T Capital Markets

A division of Scott & Stringfellow, Inc.